UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2013

Date of reporting period: DECEMBER 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2013 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 25, 2014.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/13 SF AR       Printed on recycled paper

2013

Annual Report

December 31, 2013

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 19.6% for the six months ending December 31, 2013, compared to a return of 16.3% for the S&P 500 Index. For 2013, the Fund had a total return of 40.6%, compared to 32.4% for the S&P 500 Index. At year end, the Fund had net assets of $54.8 billion with a cash position of 1.7%.

MARKET COMMENTARY

U.S. equity markets were exceptionally strong in 2013, rising to an all-time high on December 31. The S&P 500 (up 32%) had its best annual gain since 1997, with every sector of the market generating positive returns. Substantially higher valuations reflected both earnings growth and higher investor confidence in light of an improving economy. Recent economic statistics show that the economy is growing at a moderate pace, the job market is improving, and consumer wealth is continuing to increase as home prices and other assets trend higher. As a first step toward normalizing U.S. monetary policy, the U.S. Federal Reserve (the Fed) announced its intent to reduce its quantitative easing program in 2014. This action reflects the Fed’s assessment that the economy is continuing to make progress, but has further to go to reach “normal” conditions. Despite concerns about U.S. trade and budget deficits, we remain optimistic about the long-term prospects for corporate earnings growth.

INVESTMENT STRATEGY

While U.S. equity market valuations have increased, we believe valuations are still reasonable: the S&P 500 traded at 17 times forward earnings at year end, compared to its 10-year historical average of 16 times.(a) It is important to note the Fund is not designed to replicate the overall market. Rather, it is an actively managed, diversified portfolio of equity securities. The Fund’s portfolio of 71 holdings—valued at 14 times forward earnings—is trading at a meaningful discount to the S&P 500.

Utilizing our bottom-up research process, we believe we have selected holdings with attractive long-term prospects. We employ a consistent and disciplined approach that focuses on intensive fundamental research, a three- to five-year investment horizon, and strict price discipline. Through meetings with management, competitors, customers, and suppliers, our global industry analysts build an in-depth understanding of individual companies. Investment risks and opportunities are evaluated on a company-by-company basis. We apply our time-tested process to determine whether a company’s long-term fundamentals are appropriately incorporated into its stock price.

As a result of our individual security selection, the Fund is overweight key areas of the market we believe are particularly compelling, including Health Care (18.9% of the Fund compared to 13.0% for the S&P 500) and Financials (22.5% of the Fund compared to 16.2% for the S&P 500).

Health Care

Four of the eight new holdings purchased in the Fund during 2013 were in the Health Care sector (Cigna, Express Scripts, Forest Laboratories, and UnitedHealth Group(b)). Health care services was a particular area of opportunity, as concerns over the implementation of the Affordable Care Act (ACA) lowered valuations and attracted our attention to several leading companies.

One such example is UnitedHealth, a diversified health care services company providing managed care, pharmacy benefit management, and other specialty products and services. The company faces significant ACA-related headwinds in its Medicare (reimbursement concerns) and commercial (e.g., loss of individual membership, changes of underwriting rules) segments. Nevertheless, we believe these challenges could be offset by Medicaid expansion and rapid growth in Optum, its diversified health care delivery and IT services division. We initiated a position in the company based on UnitedHealth’s valuation in relation to its market leadership, innovative culture, and diversity of products, customers, and geographies. UnitedHealth (0.9% position) was the Fund’s largest new purchase within the Health Care sector during 2013.

Financials

In the Financials sector, the Fund has significant investments (13.9% of Fund assets) in companies with a U.S. consumer banking focus (e.g., checking accounts,

PAGE 1 ▪ DODGE & COX STOCK FUND

savings accounts, credit cards, home and personal loans). Capital One, Wells Fargo, and Bank of America are among the Fund’s largest positions within this category. While each company has diversified lines of business and derives its profitability from numerous customers, U.S. consumer banking has emerged as a dominant theme as a result of our bottom-up research process.

For each investment opportunity, we consider the balance between company fundamentals (what we are buying) and valuation (what we are paying). The higher the valuation, the stronger the company fundamentals must be for us to invest. Although U.S. consumer banks are trading broadly in-line with their historical discount to the market, we believe that the quality of bank earnings today is superior to the quality of earnings ten years ago. After several years of intense regulatory scrutiny, most banks now have higher capital, better liquidity, fewer competitors, and the ability to improve profitability. In our opinion, banks could enter a period of loan growth, expanding margins, and positive operating leverage, while maintaining charge-offs below historical levels. Lastly, cyclical factors could work in their favor. For example, higher short-term rates and a steeper yield curve could increase the value of banks with low-cost deposits.

Capital One (the Fund’s largest position at 4.0%) is a consumer finance firm with credit card, auto lending, and banking businesses. The company has a strong franchise, attractive growth opportunities, and a disciplined management team with a solid track record and long-term focus. Capital One has grown market share while achieving high return on equity through its data analytics, which have led to sophisticated marketing and strong underwriting. Its acquisitions of ING Direct and HSBC’s credit card portfolio appear to be strategically sound. While regulatory reform could force changes in business practices that could adversely affect the industry, we believe Capital One—trading at 11 times forward earnings—is an attractive long-term investment opportunity.

IN CLOSING

After an exceptionally strong year, our market outlook is more tempered than at the beginning of 2013. In our opinion, the Fund’s portfolio, valued at a discount to the S&P 500, remains well positioned to benefit from long-term global growth opportunities over our three- to five-year investment horizon. Acknowledging that market timing is difficult, and that stock prices can be volatile over the short term, we encourage our fellow shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

January 30, 2014

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2013.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 8.1 percentage points in 2013.

Key Contributors to Relative Results

▪

The Fund’s overweight position and holdings in the Information Technology sector (up 54% compared to up 29% for the S&P 500 sector) significantly contributed to results. Nokia (up 105%), Hewlett-Packard (up 101%), Xerox (up 83%), and Molex (up 78% to date of acquisition by Koch Industries) were among the strongest contributors.

▪

Strong returns for the Fund’s holdings in the Financials sector (up 42% compared to up 36% for the S&P 500 sector) and a higher average weighting (22% versus 16%) helped results. Notable contributors included Charles Schwab (up 83%), and insurance companies Genworth (up 74% to date of sale) and MetLife (up 67%).

▪

Relative returns from holdings in the Telecommunication Services sector (up 94% compared to up 12% for the S&P 500 sector) contributed to results. Vodafone (up 64%) and Sprint (up 27% to date of merger with Softbank and up 71% post-merger) performed well.

▪

The Fund’s holdings in the Consumer Discretionary sector (up 46% compared to up 43% for the S&P 500 sector), combined with a higher average weighting (15% versus 12%), aided results. Panasonic (up 93%), DISH Network (up 59%), Twenty-First Century Fox (up 57%), and Time Warner (up 49%) were among the best performers.

▪	Additional contributors included Boston Scientific (up 110%), FedEx (up 58%), and Roche (up 43%).

Key Detractors from Relative Results

▪

Relative returns from holdings in the Health Care sector (up 34% compared to up 41% for the S&P 500 sector) detracted from results. UnitedHealth (up 15% since date of purchase) and Sanofi (up 16%) were relatively weak.

▪	Additional detractors included J.C. Penney (down 21% to date of sale) and ADT Corp. (down 12%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2013

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	40.55%	19.63%	7.95%	11.63%
S&P 500	32.41	17.94	7.41	9.22

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of McGraw Hill Financial.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,195.60	$2.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$168.87
Total Net Assets (billions)	$54.8
Expense Ratio	0.52%
Portfolio Turnover Rate	15%
30-Day SEC Yield(a)	1.23%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	71	500
Median Market Capitalization (billions)	$34	$17
Weighted Average Market Capitalization (billions)	$108	$122
Price-to-Earnings Ratio(b)	14.0x	16.7x
Foreign Stocks not in the S&P 500(c)	16.5%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Capital One Financial Corp.	4.0
Hewlett-Packard Co.	3.7
Wells Fargo & Co.	3.7
Microsoft Corp.	3.5
Comcast Corp.	3.4
Time Warner, Inc.	2.8
General Electric Co.	2.8
Novartis AG (Switzerland)	2.7
Schlumberger, Ltd.	2.7
Merck & Co., Inc.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	22.5	16.2
Information Technology	21.6	18.6
Health Care	18.9	13.0
Consumer Discretionary	14.4	12.6
Energy	7.7	10.3
Industrials	7.5	10.9
Materials	2.4	3.4
Consumer Staples	2.0	9.8
Telecommunication Services	1.3	2.3
Utilities	0.0	2.9

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS: 98.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.4%
CONSUMER DURABLES & APPAREL: 1.6%
Coach, Inc.	9,173,800	$514,925,394
NVR, Inc.(a)	80,600	82,696,406
Panasonic Corp. ADR(b) (Japan)	25,028,897	291,836,939

		889,458,739
MEDIA: 11.7%
Comcast Corp., Class A	36,331,197	1,887,950,652
DISH Network Corp., Class A(a)	9,390,849	543,917,974
News Corp., Class A(a)	6,967,906	125,561,666
Time Warner Cable, Inc.	9,487,310	1,285,530,505
Time Warner, Inc.	22,069,732	1,538,701,715
Twenty-First Century Fox, Inc.	29,071,626	1,022,739,803

		6,404,402,315
RETAILING: 1.1%
CarMax, Inc.(a)	4,927,850	231,707,507
Liberty Interactive, Series A(a)	13,893,875	407,785,231

		639,492,738

		7,933,353,792
CONSUMER STAPLES: 2.0%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	10,458,650	822,991,169

FOOD, BEVERAGE & TOBACCO: 0.5%
Unilever PLC ADR(b) (United Kingdom)	6,273,600	258,472,320

		1,081,463,489
ENERGY: 7.7%
Apache Corp.	8,125,705	698,323,088
Baker Hughes, Inc.	13,727,350	758,573,361
Chevron Corp.	6,955,480	868,809,007
Schlumberger, Ltd.(b) (Curacao/United States)	16,581,845	1,494,190,053
Weatherford International, Ltd.(a),(b) (Switzerland)	25,000,000	387,250,000

		4,207,145,509
FINANCIALS: 22.5%
BANKS: 5.7%
BB&T Corp.	10,879,144	406,009,654
HSBC Holdings PLC ADR(b) (United Kingdom)	6,110,329	336,862,438
SunTrust Banks, Inc.	10,470,533	385,420,320
Wells Fargo & Co.	44,297,041	2,011,085,661

		3,139,378,073
DIVERSIFIED FINANCIALS: 14.7%
Bank of America Corp.	77,214,700	1,202,232,879
Bank of New York Mellon Corp.	34,417,324	1,202,541,300
Capital One Financial Corp.(c)	28,876,111	2,212,198,864
Charles Schwab Corp.	54,054,200	1,405,409,200
Goldman Sachs Group, Inc.	6,996,500	1,240,199,590

	SHARES	VALUE
JPMorgan Chase & Co.	7,521,900	$439,880,712
McGraw-Hill Financial, Inc.	4,935,825	385,981,515

		8,088,444,060
INSURANCE: 2.1%
AEGON NV(b) (Netherlands)	65,915,794	624,881,727
MetlLife, Inc.	9,399,600	506,826,432

		1,131,708,159

		12,359,530,292
HEALTH CARE: 18.9%
HEALTH CARE EQUIPMENT & SERVICES: 3.1%
Boston Scientific Corp.(a)	27,699,200	332,944,384
Cigna Corp.	3,373,784	295,138,624
Express Scripts Holding Co.(a)	3,701,953	260,025,179
Medtronic, Inc.	5,435,000	311,914,650
UnitedHealth Group, Inc.	6,793,100	511,520,430

		1,711,543,267
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.8%
Forest Laboratories, Inc.(a)	5,080,313	304,971,190
GlaxoSmithKline PLC ADR(b) (United Kingdom)	24,703,400	1,318,914,526
Merck & Co., Inc.	29,748,700	1,488,922,435
Novartis AG ADR(b) (Switzerland)	18,750,400	1,507,157,152
Pfizer, Inc.	40,543,764	1,241,855,491
Roche Holding AG ADR(b) (Switzerland)	18,370,500	1,289,609,100
Sanofi ADR(b) (France)	27,670,629	1,483,975,833

		8,635,405,727

		10,346,948,994
INDUSTRIALS: 7.5%
CAPITAL GOODS: 3.4%
General Electric Co.	53,906,075	1,510,987,282
Koninklijke Philips NV(b) (Netherlands)	8,639,387	319,398,138

		1,830,385,420
COMMERCIAL & PROFESSIONAL SERVICES: 1.7%
ADT Corp.(c)	12,073,537	488,616,042
Tyco International, Ltd.(b) (Switzerland)	10,890,275	446,936,886

		935,552,928
TRANSPORTATION: 2.4%
FedEx Corp.	9,247,199	1,329,469,800

		4,095,408,148

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 21.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	10,277,500	$286,845,025

SOFTWARE & SERVICES: 11.5%
Adobe Systems, Inc.(a)	6,412,141	383,959,003
AOL, Inc.(a),(c)	5,997,054	279,582,657
Cadence Design Systems, Inc.(a)	11,593,400	162,539,468
Computer Sciences Corp.(c)	6,214,562	347,269,725
eBay, Inc.(a)	11,382,246	624,771,483
Google, Inc., Class A(a)	776,500	870,231,315
Microsoft Corp.	51,451,100	1,925,814,673
Symantec Corp.(c)	50,304,000	1,186,168,320
Synopsys, Inc.(a),(c)	13,596,636	551,615,523

		6,331,952,167
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.6%
Corning, Inc.	35,006,300	623,812,266
EMC Corp.	2,071,100	52,088,165
Hewlett-Packard Co.	72,623,495	2,032,005,390
NetApp, Inc.	14,635,500	602,104,470
Nokia Corp. ADR(a),(b) (Finland)	108,557,500	880,401,325
TE Connectivity, Ltd.(b) (Switzerland)	13,763,275	758,494,085
Xerox Corp.(c)	24,999,382	304,242,479

		5,253,148,180

		11,871,945,372
MATERIALS: 2.4%
Celanese Corp., Series A(c)	9,419,271	520,979,879
Domtar Corp.	667,749	62,995,441
Dow Chemical Co.	10,651,389	472,921,671
Vulcan Materials Co.	4,169,652	247,760,722

		1,304,657,713
TELECOMMUNICATION SERVICES: 1.3%
Sprint Corp.(a)	39,059,996	419,894,957
Vodafone Group PLC ADR(b) (United Kingdom)	8,349,300	328,210,983

		748,105,940

TOTAL COMMON STOCKS (Cost $37,114,320,099)		$53,948,559,249

SHORT-TERM INVESTMENTS: 2.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$55,086,158	$55,086,158

REPURCHASE AGREEMENT: 2.4%
Fixed Income Clearing Corporation(d) 0.00%, dated 12/31/13, due 1/2/14, maturity value $1,296,983,000	1,296,983,000	1,296,983,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,352,069,158)		$1,352,069,158

TOTAL INVESTMENTS (Cost $38,466,389,257)	100.8%	$55,300,628,407
OTHER ASSETS LESS LIABILITIES	(0.8%)	(453,112,875)

NET ASSETS	100.0%	$54,847,515,532

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 9 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.00%-3.75%, 8/31/18-9/30/19. Total collateral value is $1,322,935,427.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,823,342,980)	$50,061,467,122
Affiliated issuers (cost $3,643,046,277)	5,239,161,285

55,300,628,407
Receivable for Fund shares sold	49,314,034
Dividends and interest receivable	85,611,630
Prepaid expenses and other assets	270,188

55,435,824,259

LIABILITIES:
Payable for investments purchased	49,534,169
Payable for Fund shares redeemed	514,590,531
Management fees payable	22,981,100
Accrued expenses	1,202,927

588,308,727

NET ASSETS	$54,847,515,532

NET ASSETS CONSIST OF:
Paid in capital	$38,461,930,224
Undistributed net investment income	8,002,123
Accumulated net realized loss	(456,655,965)
Net unrealized appreciation	16,834,239,150

$54,847,515,532

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	324,793,489
Net asset value per share	$168.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $19,403,102)
Unaffiliated issuers	$868,430,305
Affiliated issuers	69,737,145
Interest	108,645

938,276,095

EXPENSES:
Management fees	238,546,912
Custody and fund accounting fees	972,014
Transfer agent fees	3,997,942
Professional services	389,699
Shareholder reports	922,445
Registration fees	332,485
Trustees’ fees	215,000
Miscellaneous	1,427,782

246,804,279

NET INVESTMENT INCOME	691,471,816

REALIZED AND UNREALIZED GAIN:
Net realized gain
Unaffiliated issuers	2,082,530,648
Affiliated issuers	859,666,054
Net change in unrealized appreciation/depreciation	12,466,351,142

Net realized and unrealized gain	15,408,547,844

NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,100,019,660

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$691,471,816	$676,447,198
Net realized gain	2,942,196,702	2,915,244,773
Net change in unrealized appreciation/depreciation	12,466,351,142	4,107,467,284

	16,100,019,660	7,699,159,255

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(688,649,453)	(677,796,823)
Net realized gain	—	—

Total distributions	(688,649,453)	(677,796,823)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,505,695,700	5,342,166,537
Reinvestment of distributions	638,450,488	631,503,635
Cost of shares redeemed	(8,549,348,435)	(9,716,062,236)

Net decrease from Fund share transactions	(405,202,247)	(3,742,392,064)

Total increase in net assets	15,006,167,960	3,278,970,368

NET ASSETS:
Beginning of year	39,841,347,572	36,562,377,204

End of year (including undistributed net investment income of $8,002,123 and $5,179,760, respectively)	$54,847,515,532	$39,841,347,572

SHARE INFORMATION:
Shares sold	52,247,087	47,112,087
Distributions reinvested	4,391,872	5,518,679
Shares redeemed	(58,685,059)	(85,519,079)

Net decrease in shares outstanding	(2,046,100)	(32,888,313)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$53,948,559,249	$—
Short-term Investments
Money Market Fund	55,086,158	—
Repurchase Agreement	—	1,296,983,000

Total	$54,003,645,407	$1,296,983,000

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013. There were no Level 3 securities at December 31, 2013 and 2012, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the year, the Fund recognized net realized gains of $118,496,078 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2013, the cost of investments for federal income tax purposes was $38,482,418,995.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$688,649,453	$677,796,823
	($2.105 per share)	($1.975 per share)

Long-term capital gain	—	—

At December 31, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$17,481,631,006
Unrealized depreciation	(663,421,594)

Net unrealized appreciation	16,818,209,412
Undistributed ordinary income	8,002,123
Capital loss carryforward(a)	(440,626,227)
(a)

Represents accumulated capital loss as of December 31, 2013, which may be carried forward to offset future capital gains. During 2013, the Fund utilized $2,791,744,593 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2013, amounted to $157,721 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, purchases and sales of securities, other than short-term securities, aggregated $7,162,683,304 and $8,060,538,798, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2013. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
ADT Corp.	2,545,137	9,550,000	(21,600)	12,073,537	1,509,192		488,616,042
AOL, Inc.	4,697,054	1,300,000	—	5,997,054	—	(b)	279,582,657
BMC Software, Inc.	7,402,540	—	(7,402,540)	—	—	(b)	—
Capital One Financial Corp.	29,207,211	—	(331,100)	28,876,111	27,534,190		2,212,198,864
Celanese Corp., Series A	9,280,071	200,000	(60,800)	9,419,271	4,886,149		520,979,879
Computer Sciences Corp.	8,982,762	—	(2,768,200)	6,214,562	5,605,290		—	(c)
Compuware Corp.	14,549,712	—	(14,549,712)	—	1,769,552		—
Sprint Nextel Corp.	183,015,570	28,775,069	(211,790,639)	—	—	(b)	—
Symantec Corp.	33,751,300	16,800,000	(247,300)	50,304,000	17,791,740		1,186,168,320
Synopsys, Inc.	12,694,669	1,020,267	(118,300)	13,596,636	—	(b)	551,615,523
Xerox Corp.	65,746,682	—	(40,747,300)	24,999,382	10,641,032		—	(c)

					$69,737,145		$5,239,161,285

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$121.90	$101.64	$107.76	$96.14	$74.37
Income from investment operations:
Net investment income	2.11	1.98	1.76	1.23	1.15
Net realized and unrealized gain (loss)	46.97	20.26	(6.13)	11.62	21.82

Total from investment operations	49.08	22.24	(4.37)	12.85	22.97

Distributions to shareholders from:
Net investment income	(2.11)	(1.98)	(1.75)	(1.23)	(1.20)
Net realized gain	—	—	—	—	—

Total distributions	(2.11)	(1.98)	(1.75)	(1.23)	(1.20)

Net asset value, end of year	$168.87	$121.90	$101.64	$107.76	$96.14

Total return	40.55%	22.01%	(4.08)%	13.48%	31.27%
Ratios/supplemental data:
Net assets, end of year (millions)	$54,848	$39,841	$36,562	$43,038	$39,991
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.45%	1.72%	1.62%	1.25%	1.42%
Portfolio turnover rate	15%	11%	16%	12%	18%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

PAGE 13 ▪ DODGE & COX STOCK FUND

SPECIAL 2013 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $957,090,748 of its distributions paid to shareholders in 2013 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 95% of its ordinary dividends paid to shareholders in 2013 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2014. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on October 30, 2013, and again on December 17, 2013, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

DODGE & COX STOCK FUND ▪ PAGE 14

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $140 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable short-term and longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many

PAGE 15 ▪ DODGE & COX STOCK FUND

years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and sub-advised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale

DODGE & COX STOCK FUND ▪ PAGE 16

must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX STOCK FUND

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DODGE & COX STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (61)	Chairman, President, and Trustee (Trustee since 2005)	Chairman Emeritus (since 2013), Chairman (2011-2013), Chief Executive Officer (2010-2013), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC) (until 2013)	—
Dana M. Emery (52)	Senior Vice President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (70)	Trustee (Trustee since 1985)	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Stock Investment Policy Committee (GSIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Charles F. Pohl (55)	Senior Vice President (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	—
Diana S. Strandberg (54)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	—
David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
L. Dale Crandall (72)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (since 2002); Bridgepoint Education, Inc. (education services) (since 2008); and Endurance International Group, Inc. (internet services) (since 2013)
Thomas A. Larsen (64)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (53)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013); Director, Solazyme Inc. (renewable oils)

(since 2011)

Robert B. Morris III (61)	Trustee (Since 2011)	Adviser to various financial services firms	—
Gary Roughead (62)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
John B. Taylor (67)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 19 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/13 GSF AR       Printed on recycled paper

2013

Annual Report

December 31, 2013

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 19.4% for the six months ending December 31, 2013, compared to a return of 16.8% for the MSCI World Index. For 2013, the Fund had a total return of 33.2%, compared to 26.7% for the MSCI World. At year end, the Fund had net assets of $3.9 billion with a cash position of 4.1%.

MARKET COMMENTARY

Developed equity markets were particularly strong (MSCI World up 27%) during 2013, with every sector of the market generating positive returns. The United States was the best performing region of the market (S&P 500 up 32%); higher U.S. valuations reflected both earnings growth and increased investor confidence in light of an improving economy. Europe (MSCI Europe up 25%) continued to show signs of economic improvement, and Japan (MSCI Japan up 27%) also performed well. Emerging market performance was weak (MSCI Emerging Markets down 3%). The U.S. Federal Reserve (the Fed) decided to begin tapering its quantitative easing program, and certain countries reliant on external funding (e.g., India, Brazil, Turkey) proved vulnerable with significant currency and/or market declines.

INVESTMENT STRATEGY

In selecting the Fund’s investments, we employ a consistent approach that focuses on intensive fundamental research, a three- to five-year investment horizon, and strict price discipline. Through meetings with management, competitors, customers, and suppliers, our global industry analysts build an in-depth understanding of individual companies. Investment risks and opportunities are evaluated on a company-by-company basis.

Utilizing our bottom-up research process, we have selected holdings that we believe have attractive long-term prospects and that are generally trading at below-average valuations. As a result of our individual security selection, the Fund has significant exposure to key areas of the market we think are particularly compelling, including Health Care and emerging markets.

Health Care

The Fund has an overweight position in the Health Care sector (14.3% compared to 11.3% for the MSCI World(a)). We initiated two new positions in this sector during 2013: Express Scripts and UnitedHealth Group.(b) Health care services was a particular area of opportunity, as concerns over the implementation of the Affordable Care Act (ACA) lowered valuations of several leading companies.

UnitedHealth is a diversified health care services company providing managed care, pharmacy benefit management, and other specialty products and services. The company has an attractive valuation in relation to its market leadership, innovative culture, and diversity of products, customers, and geographies. UnitedHealth faces significant ACA-related headwinds in its Medicare (reimbursement concerns) and commercial (e.g., loss of individual membership, changes of underwriting rules) segments. Nevertheless, we believe these challenges could be offset by Medicaid expansion and rapid growth in Optum, its diversified healthcare delivery and IT services division. UnitedHealth (0.9% position) was the Fund’s largest new purchase within the Health Care sector during 2013.

Emerging Markets

Valuations decreased in many emerging market countries during 2013. While we continue to believe economic development in emerging markets will be a significant driver of global economic growth in the years to come, we evaluate each company individually. We increased the Fund’s exposure to the developing world by selectively adding to holdings such as America Movil (largest wireless services provider in Latin America). In addition, we initiated five new positions: Baidu (dominant search engine in China), ICICI Bank (second largest Indian bank by assets), Itau Unibanco (largest Latin American bank), Kasikornbank (leading bank in Thailand), and Samsung Electronics (a leading technology company based in South Korea). At year end, 14.1% of the Fund was invested in companies domiciled in emerging markets.

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

ICICI Bank

Following the Fed’s guidance in May that it might begin tapering its quantitative easing program, U.S. interest rates increased and the Indian Rupee depreciated against the U.S. dollar. Concerns arose that India might struggle to fund its current account deficit with higher U.S. and global interest rates. In response to currency and macroeconomic weakness, ICICI Bank’s share price dropped 48% from its peak in May to its trough in September; the bank’s valuation declined to 9 times forward earnings and 1.3 times book value, which were low levels relative to history.

For investments in financial services, our equity and fixed income teams analyze, among other factors, the health of balance sheets, durability of earnings drivers, funding stability, and regulatory environment. In light of ICICI Bank’s declining valuation and our continued analysis, we added to the Fund’s position that was initiated in April. Management has executed well against its strategic plan to improve the bank’s capital levels, asset quality, operating costs, and low-cost deposit funding. We believe that ICICI Bank can further increase its return on equity. Over the long term, the company stands to benefit from improvement to the Indian economy, which has an attractive combination of high potential GDP growth, youthful demographics, and low penetration of retail financial services. ICICI Bank was the largest new purchase in the Fund during 2013.

Samsung Electronics

Samsung Electronics is a global leader with significant market share in mobile handsets and memory semiconductors, as well as a global appliance manufacturer. While we acknowledge concerns about potential eroding market share and declining margins in the intensely competitive handset business, we believe Samsung Electronics’ strong position in semiconductors is underappreciated. The combination of the company’s significant scale and a more consolidated industry structure with high barriers to entry should provide the underpinning for more durable semiconductor profitability than in the past. Furthermore, Samsung Electronics has a long-standing track record of generating attractive return on capital and free cash flow in industries where many other companies struggle. We believe that the company’s valuation at 6 times forward earnings is attractive. Samsung Electronics was a 1.0% position in the Fund at year end.

IN CLOSING

After a particularly strong year, our market outlook is more tempered than at the beginning of 2013. Acknowledging that markets can be volatile over the short term, we encourage our fellow shareholders to remain focused on the long term. While global equity market valuations have increased, we believe they are still reasonable: the MSCI World traded at 15 times forward earnings at year end, compared to a 20-year average of 16 times. The Fund’s portfolio of 85 holdings—valued at 13 times forward earnings—is trading at a discount to the overall market. We continue to find companies that we believe will benefit from long-term global growth opportunities over our three- to five-year investment horizon.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

January 30, 2014

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2013.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 6.5 percentage points in 2013.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Information Technology sector (up 60% compared to up 29% for the MSCI World sector) had a positive impact. Nokia (up 108%), Hewlett-Packard (up 101%), and Baidu (up 87% from date of purchase) were strong performers.

▪	Within the Materials sector, the Fund’s underweight position in the Metals & Mining industry (0% versus 2%), which was the worst performing industry in the market (down 15%), also helped.
▪	The Fund’s holdings in the Industrials sector (up 47% compared to up 32% for the MSCI World sector) contributed. Nidec (up 71%) performed well.
▪	Additional contributors included Panasonic (up 94%), Charles Schwab (up 83%), and Naspers (up 64%).

Key Detractors from Relative Results

▪	The Fund’s holdings in the Telecommunication Services sector (up 27% compared to up 31% for the MSCI World sector) hurt results. MTN Group (up 3%) was a detractor.
▪	Additional detractors included BR Malls (down 44%), Anadolu Efes (down 24%), Petrobras (down 22%), and J.C. Penney (down 21% to date of sale).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2013

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	33.17%	12.64%	19.33%	4.76%
MSCI World Index	26.68	11.50	15.03	3.98

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,193.60	$3.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.99	3.25
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

GLOBAL STOCK FUND	December 31, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$11.48
Total Net Assets (billions)	$3.9
Expense Ratio	0.65%
Portfolio Turnover Rate	24%
30-Day SEC Yield(a)	1.30%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	85	1,610
Median Market Capitalization (billions)	$34	$11
Weighted Average Market
Capitalization (billions)	$81	$88
Price-to-Earnings Ratio(b)	12.9x	14.8x
Countries Represented	22	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	14.1%	0.0%

TEN LARGEST HOLDINGS (%) (c)	Fund
Hewlett-Packard Co. (United States)	3.8
Microsoft Corp. (United States)	2.9
Roche Holding AG (Switzerland)	2.6
Sanofi (France)	2.5
GlaxoSmithKline PLC (United Kingdom)	2.4
Novartis AG (Switzerland)	2.2
Naspers, Ltd. (South Africa)	2.1
Charles Schwab Corp. (United States)	2.1
Capital One Financial Corp. (United States)	2.1
Wells Fargo & Co. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI World
United States	39.7	54.4
Europe (excluding United Kingdom)	29.4	18.6
Pacific (excluding Japan)	6.4	4.9
United Kingdom	6.2	9.1
Japan	6.2	8.7
Latin America	4.9	0.0
Africa/Middle East	3.1	0.2
Canada	0.0	4.1

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	24.6	20.9
Information Technology	19.1	12.1
Health Care	14.3	11.3
Consumer Discretionary	12.6	12.3
Industrials	8.0	11.5
Telecommunication Services	6.1	3.8
Energy	5.5	9.4
Materials	3.9	5.7
Consumer Staples	1.8	9.9
Utilities	0.0	3.1

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS: 93.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.6%
AUTOMOBILES & COMPONENTS: 2.2%
Bayerische Motoren Werke AG (Germany)	308,500	$36,167,646
Mahindra & Mahindra, Ltd. (India)	1,815,332	27,647,458
Yamaha Motor Co., Ltd. (Japan)	1,658,000	24,828,278

		88,643,382
CONSUMER DURABLES & APPAREL: 2.0%
Coach, Inc. (United States)	587,400	32,970,762
Panasonic Corp. (Japan)	3,897,040	45,294,625

		78,265,387
MEDIA: 8.4%
Comcast Corp., Class A (United States)	1,040,600	54,074,779
DISH Network Corp., Class A(a) (United States)	583,100	33,773,152
Grupo Televisa SAB ADR (Mexico)	1,112,700	33,670,302
Naspers, Ltd. (South Africa)	791,600	82,707,485
Television Broadcasts, Ltd. (Hong Kong)	2,606,200	17,376,235
Time Warner Cable, Inc. (United States)	517,071	70,063,120
Time Warner, Inc. (United States)	535,966	37,367,550

		329,032,623

		495,941,392
CONSUMER STAPLES: 1.8%
FOOD, BEVERAGE & TOBACCO: 1.8%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	2,156,285	23,328,817
Unilever PLC (United Kingdom)	1,201,700	49,390,683

		72,719,500
ENERGY: 4.1%
Baker Hughes, Inc. (United States)	561,387	31,022,246
Saipem SPA (Italy)	1,238,343	26,507,824
Schlumberger, Ltd. (Curacao/United States)	803,500	72,403,385
Weatherford International, Ltd.(a) (Switzerland)	2,063,575	31,964,777

		161,898,232
FINANCIALS: 24.3%
BANKS: 8.1%
Banco Santander SA (Spain)	4,874,268	43,626,161
Barclays PLC (United Kingdom)	9,523,400	42,887,259
HSBC Holdings PLC (United Kingdom)	3,018,162	33,106,256
ICICI Bank, Ltd. (India)	2,859,200	50,754,209
Kasikornbank PCL Foreign (Thailand)	5,674,900	27,372,844
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,679,200	17,656,109
Standard Chartered PLC (United Kingdom)	1,051,683	23,684,867
Wells Fargo & Co. (United States)	1,722,973	78,222,974

		317,310,679

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 10.6%
Bank of America Corp. (United States)	3,200,300	$49,828,671
Bank of New York Mellon Corp. (United States)	1,837,700	64,209,238
Capital One Financial Corp. (United States)	1,058,200	81,068,702
Charles Schwab Corp. (United States)	3,153,300	81,985,800
Credit Suisse Group AG (Switzerland)	2,285,004	69,852,653
Goldman Sachs Group, Inc. (United States)	309,200	54,808,792
Haci Omer Sabanci Holding AS (Turkey)	3,344,188	13,445,223

		415,199,079
INSURANCE: 3.8%
AEGON NV (Netherlands)	7,371,958	69,591,645
Dai-ichi Life Insurance Co., Ltd. (Japan)	1,030,000	17,184,598
Swiss Life Holding AG (Switzerland)	70,600	14,657,385
Swiss Re AG (Switzerland)	521,000	47,921,137

		149,354,765
REAL ESTATE: 1.8%
BR Malls Participacoes SA (Brazil)	5,612,400	40,560,101
Hang Lung Group, Ltd. (Hong Kong)	5,853,900	29,668,477

		70,228,578

		952,093,101
HEALTH CARE: 14.3%
HEALTH CARE EQUIPMENT & SERVICES: 1.2%
Express Scripts Holding Co.(a) (United States)	157,700	11,076,848
UnitedHealth Group, Inc. (United States)	493,500	37,160,550

		48,237,398
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.1%
Bayer AG (Germany)	435,720	61,110,841
GlaxoSmithKline PLC (United Kingdom)	1,973,200	52,656,091
GlaxoSmithKline PLC ADR (United Kingdom)	782,100	41,756,319
Merck & Co., Inc. (United States)	1,056,600	52,882,830
Novartis AG (Switzerland)	472,700	37,729,096
Novartis AG ADR (Switzerland)	609,700	49,007,686
Pfizer, Inc. (United States)	560,900	17,180,367
Roche Holding AG (Switzerland)	367,300	102,607,656
Sanofi (France)	913,562	96,923,388

		511,854,274

		560,091,672

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 8.0%
CAPITAL GOODS: 5.2%
Koninklijke Philips NV (Netherlands)	904,301	$33,147,614
Mitsubishi Electric Corp. (Japan)	2,990,700	37,486,696
Nidec Corp. (Japan)	648,100	63,388,377
Schneider Electric SA (France)	599,578	52,294,798
Wienerberger AG (Austria)	1,134,702	17,990,627

		204,308,112
COMMERCIAL & PROFESSIONAL SERVICES: 1.5%
ADT Corp. (United States)	913,000	36,949,110
Tyco International, Ltd. (Switzerland)	573,100	23,520,024

		60,469,134
TRANSPORTATION: 1.3%
FedEx Corp. (United States)	343,100	49,327,487

		314,104,733
INFORMATION TECHNOLOGY: 18.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Samsung Electronics Co., Ltd. (South Korea)	17,971	23,363,066

SOFTWARE & SERVICES: 9.3%
AOL, Inc.(a) (United States)	560,769	26,143,051
Baidu, Inc. ADR(a) (Cayman Islands/China)	268,600	47,778,568
eBay, Inc.(a) (United States)	541,500	29,722,935
Google, Inc., Class A(a) (United States)	53,600	60,070,056
Microsoft Corp. (United States)	3,079,600	115,269,428
Nintendo Co., Ltd. (Japan)	275,400	36,638,059
Symantec Corp. (United States)	1,415,600	33,379,848
Synopsys, Inc.(a) (United States)	346,800	14,069,676

		363,071,621
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.8%
Corning, Inc. (United States)	2,529,800	45,081,036
EMC Corp. (United States)	75,400	1,896,310
Hewlett-Packard Co. (United States)	5,298,400	148,249,232
NetApp, Inc. (United States)	977,200	40,202,008
Nokia Oyj(a) (Finland)	5,583,525	44,704,886
TE Connectivity, Ltd. (Switzerland)	684,115	37,701,577
Telefonaktiebolaget LM Ericsson (Sweden)	2,303,947	28,119,412

		345,954,461

		732,389,148
MATERIALS: 3.9%
Akzo Nobel NV (Netherlands)	241,228	18,696,835
Celanese Corp., Series A (United States)	712,600	39,413,906
Domtar Corp. (United States)	390,016	36,794,109
Lafarge SA (France)	783,995	58,748,152

		153,653,002

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 6.1%
America Movil SAB de CV, Series L (Mexico)	45,502,800	$52,938,194
Bharti Airtel, Ltd. (India)	2,105,182	11,246,583
Millicom International Cellular SA SDR (Luxembourg)	620,600	61,800,928
MTN Group, Ltd. (South Africa)	1,812,100	37,489,222
Sprint Corp.(a) (United States)	1,964,691	21,120,428
Telecom Italia SPA- RSP (Italy)	48,586,984	38,032,577
Telekom Austria AG (Austria)	1,990,197	15,069,472

		237,697,404

TOTAL COMMON STOCKS (Cost $2,652,750,530)		$3,680,588,184

PREFERRED STOCKS: 2.1%
ENERGY: 1.4%
Petroleo Brasileiro SA ADR (Brazil)	3,712,500	54,536,625

FINANCIALS: 0.3%
BANKS: 0.3%
Itau Unibanco Holding SA (Brazil)	962,100	12,784,501

INFORMATION TECHNOLOGY: 0.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.4%
Samsung Electronics Co., Ltd. (South Korea)	15,151	14,543,008

TOTAL PREFERRED STOCKS (Cost $98,595,398)		$81,864,134

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS: 3.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$3,857,014	$3,857,014

REPURCHASE AGREEMENT: 3.3%
Fixed Income Clearing Corporation(b) 0.00%, dated 12/31/13, due 1/2/14, maturity value $131,583,000	131,583,000	131,583,000

TREASURY BILL: 0.0%(c)
Swedish Treasury Bill (Sweden) 2/19/14	70,000	10,872

TOTAL SHORT-TERM INVESTMENTS (Cost $135,450,589)		$135,450,886

TOTAL INVESTMENTS (Cost $2,886,796,517)	99.3%	$3,897,903,204
OTHER ASSETS LESS LIABILITIES	0.7%	26,086,892

NET ASSETS	100.0%	$3,923,990,096

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 1.875%, 9/30/17. Total collateral value is $138,445,313.
(c)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

Forward Currency Contracts

As of December 31, 2013, open forward currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Citibank	2/5/2014	26,443,950	19,500,000	$(381,784)
UBS	2/12/2014	26,339,820	19,500,000	(485,865)
Credit Suisse	3/5/2014	26,528,363	19,500,000	(297,190)
Deutsche Bank	3/12/2014	26,487,227	19,400,000	(200,758)
Barclays	3/19/2014	26,131,384	19,000,000	(6,334)
HSBC	3/19/2014	15,216,797	11,000,000	84,434

				$(1,287,497)

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
ASSETS:
Investments, at value (cost $2,886,796,517)	$3,897,903,204
Cash denominated in foreign currency (cost $748)	751
Unrealized appreciation on forward currency contracts	84,434
Receivable for Fund shares sold	58,069,234
Dividends and interest receivable	5,872,168
Prepaid expenses and other assets	18,617

3,961,948,408

LIABILITIES:
Unrealized depreciation on forward currency contracts	1,371,931
Payable for investments purchased	33,883,469
Payable for Fund shares redeemed	479,930
Management fees payable	1,900,863
Accrued expenses	322,119

37,958,312

NET ASSETS	$3,923,990,096

NET ASSETS CONSIST OF:
Paid in capital	$2,906,896,848
Undistributed net investment income	(27,832)
Undistributed net realized gain	7,218,654
Net unrealized appreciation	1,009,902,426

$3,923,990,096

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	341,733,071
Net asset value per share	$11.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,520,141)	$72,552,055
Interest	36,699

72,588,754

EXPENSES:
Management fees	19,554,607
Custody and fund accounting fees	353,204
Transfer agent fees	247,373
Professional services	299,531
Shareholder reports	63,896
Registration fees	167,123
Trustees’ fees	215,000
Miscellaneous	116,626

21,017,360

NET INVESTMENT INCOME	51,571,394

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments	105,311,956
Forward currency contracts	2,989,211
Foreign currency transactions	(695,984)
Net change in unrealized appreciation/depreciation Investments	779,555,433
Forward currency contracts	(2,623,537)
Foreign currency translation	64,751

Net realized and unrealized gain	884,601,830

NET INCREASE IN NET ASSETS FROM OPERATIONS	$936,173,224

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$51,571,394	$42,547,120
Net realized gain	107,605,183	47,095,335
Net change in unrealized appreciation/depreciation	776,996,647	334,338,960

	936,173,224	423,981,415

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(51,208,519)	(42,084,059)
Net realized gain	(100,724,648)	(48,458,943)

Total distributions	(151,933,167)	(90,543,002)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	867,041,207	761,898,134
Reinvestment of distributions	147,064,049	87,874,010
Cost of shares redeemed	(569,072,368)	(363,483,545)

Net increase from Fund share transactions	445,032,888	486,288,599

Total increase in net assets	1,229,272,945	819,727,012

NET ASSETS:
Beginning of year	2,694,717,151	1,874,990,139

End of year (including undistributed net investment income of $(27,832) and $305,276, respectively)	$3,923,990,096	$2,694,717,151

SHARE INFORMATION:
Shares sold	84,147,647	88,250,537
Distributions reinvested	13,130,720	9,742,130
Shares redeemed	(55,260,639)	(42,378,520)

Net increase in shares outstanding	42,017,728	55,614,147

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial investments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Euro. These Japanese Yen and Euro forward currency contracts had U.S. dollar total values of less than 1% and 4% of net assets during the year, respectively.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$495,941,392	$—
Consumer Staples	72,719,500	—
Energy	161,898,232	—
Financials	952,093,101	—
Health Care	560,091,672	—
Industrials	314,104,733	—
Information Technology	732,389,148	—
Materials	153,653,002	—
Telecommunication Services	237,697,404	—
Preferred Stocks
Energy	54,536,625	—
Financials	12,784,501	—
Information Technology	14,543,008	—
Short-term Investments
Money Market Fund	3,857,014	—
Repurchase Agreement	—	131,583,000
Treasury Bill	—	10,872

Total Securities	$3,766,309,332	$131,593,872

Other Financial Instruments
Forward Currency Contracts	$—	$(1,287,497	)(b)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2013 and 2012, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized depreciation on forward currency contracts.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives and foreign exchange transactions, such as forward currency contracts (collectively, the “Transactions”) governed by a master agreement published by the International Swaps and Derivatives Association (an “ISDA Master Agreement”). An ISDA Master Agreement, which the Fund separately negotiates with each of its counterparties, is a bilateral agreement that governs the Transactions and typically contains, among other things, collateral posting terms and termination and netting provisions that apply in the event of a default, such as the bankruptcy or insolvency of one of the parties to the agreement, and/or termination event (a “Close-Out Event”). These provisions typically permit a counterparty to: 1) terminate some or all of the Transactions upon the occurrence of a Close-Out Event; and 2) determine a single net payment owed to or by it in respect of the terminated Transactions.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for all of the Transactions outstanding under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. None of the ISDA Master Agreements entered into by the Fund require collateral to be posted by either the Fund or the counterparty. To the extent amounts due to the Fund are not collateralized, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate its counterparty risk by only entering into Transactions with counterparties that it believes are of good standing and by monitoring the financial stability of those counterparties.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2013, the cost of investments for federal income tax purposes was $2,892,362,451.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$57,838,261	$43,399,487
	($0.184 per share)	($0.150 per share)

Long-term capital gain	$94,094,906	$47,143,515
	($0.296 per share)	($0.162 per share)

At December 31, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,050,590,617
Unrealized depreciation	(45,049,864)

Net unrealized appreciation	1,005,540,753
Undistributed ordinary income	10,003,020
Undistributed long-term capital gain	1,466,240

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the

Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All the Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2013, amounted to $11,275 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, purchases and sales of securities, other than short-term securities, aggregated $977,035,382 and $751,659,226, respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. The financial statements have been modified to provide enhanced disclosures on the Fund’s counterparty exposure and master netting arrangements. These disclosures are included in Note 3—Additional Derivatives Information.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the year)	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$8.99	$7.68	$8.90	$7.91	$5.34
Income from investment operations:
Net investment income	0.16	0.15	0.16	0.08	0.06
Net realized and unrealized gain (loss)	2.81	1.48	(1.18)	0.99	2.57

Total from investment operations	2.97	1.63	(1.02)	1.07	2.63

Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.15)	(0.08)	(0.06)
Net realized gain	(0.32)	(0.17)	(0.05)	—	—

Total distributions	(0.48)	(0.32)	(0.20)	(0.08)	(0.06)

Net asset value, end of year	$11.48	$8.99	$7.68	$8.90	$7.91

Total return	33.17%	21.11%	(11.39)%	13.51%	49.18%
Ratios/supplemental data:
Net assets, end of year (millions)	$3,924	$2,695	$1,875	$1,817	$914
Ratio of expenses to average net assets	0.65%	0.65%	0.66%	0.69%	0.74%
Ratio of net investment income to average net assets	1.58%	1.93%	1.94%	1.19%	1.09%
Portfolio turnover rate	24%	12%	19%	14%	20%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2013

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

SPECIAL 2013 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2013, the Fund elected to pass through to shareholders foreign source income of $52,336,546 and foreign taxes paid of $3,520,141.

The Fund designates up to a maximum of $74,687,873 of its distributions paid to shareholders in 2013 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 33% of its ordinary dividends paid to shareholders in 2013 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2014. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on October 30, 2013, and again on December 17, 2013, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT

OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $140 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable short-term and longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and sub-advised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (61)	Chairman, President, and Trustee (Trustee since 2005)	Chairman Emeritus (since 2013), Chairman (2011-2013), Chief Executive Officer ( 2010-2013), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC) (until 2013)	—
Dana M. Emery (52)	Senior Vice President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (70)	Trustee (Trustee since 1985)	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Stock Investment Policy Committee (GSIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Charles F. Pohl (55)	Senior Vice President (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	—
Diana S. Strandberg (54)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	—
David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
L. Dale Crandall (72)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (since 2002); Bridgepoint Education, Inc. (education services) (since 2008); and Endurance International Group, Inc. (internet services) (since 2013)
Thomas A. Larsen (64)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (53)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013); Director, Solazyme Inc. (renewable oils)

(since 2011)

Robert B. Morris III (61)	Trustee (Since 2011)	Adviser to various financial services firms	—
Gary Roughead (62)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
John B. Taylor (67)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/13 ISF AR       Printed on recycled paper

2013

Annual Report

December 31, 2013

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 19.9% for the six months ending December 31, 2013, compared to a return of 17.9% for the MSCI EAFE (Europe, Australasia, Far East) Index. For 2013, the Fund had a total return of 26.3%, compared to 22.8% for the MSCI EAFE. At year end, the Fund had net assets of $53.6 billion with a cash position of 1.0%.

MARKET COMMENTARY

Developed equity markets were particularly strong (MSCI EAFE up 23%) during 2013, with every sector of the market generating positive returns. Europe—one of the best performing regions of the market (MSCI Europe up 25%)—continued to show signs of economic improvement. For example, manufacturing in the Eurozone ended 2013 with its highest growth rate in 31 months. Japan was exceptionally strong in local currency (up 55%); however, it was only up 27% in U.S. dollars as the Japanese Yen’s depreciation against the U.S. dollar was a significant headwind. Investors were encouraged by Prime Minister Abe’s efforts to stimulate growth and boost the economy through his “three arrows” agenda of aggressive monetary policy, fiscal stimulus, and structural reform. Emerging market performance was weak (MSCI Emerging Markets down 3%). The U.S. Federal Reserve (the Fed) decided to begin tapering its quantitative easing program, and certain countries reliant on external funding (e.g., India, Brazil, Turkey) proved vulnerable with significant currency and/or market declines.

INVESTMENT STRATEGY

Although developed market valuations have increased, we believe they are still reasonable in a historical context. The MSCI EAFE traded at 14 times forward earnings at year end, compared to a 20-year average of 17 times. Unlike the United States, earnings have not recovered fully and margins, while they have risen, are still below the peak levels of 2007. Valuation disparities have narrowed within the developed world, and we are identifying more companies with attractive top-line growth and reinvestment opportunities at reasonable valuations than before. The Fund remains overweight the Technology, Media, and Telecom (TMT) and Health

Care areas of the market.(a) In addition, we significantly added to companies in the Oil Services industry during 2013 and are now equal weight the overall Energy sector.

Oil Services

For 2013, Energy was one of the weaker sectors of the market (MSCI EAFE sector up 12%). Although the oil and gas producers were up 14% due to high commodity prices and improving cash flow generation prospects, project delays and operational challenges led the Oil Services industry to be down 6% for the year. While our investment decisions are based primarily on company-specific factors, we also consider external factors (e.g., industry trends, regulations, geopolitical risk) in our analysis. We believe oil services companies are positioned to benefit from a number of favorable industry dynamics. First, the industry is consolidating and the major players are getting stronger as producers are looking to manage complex projects more effectively with fewer suppliers. Second, technology is playing a larger role since oil is becoming increasingly difficult to extract due to complicated geologies. Third, resource holders need to utilize their services to extract hydrocarbons, essentially making these companies toll-takers. We started new positions in Saipem(b) and Weatherford International during 2013, and the Fund is overweight the Oil Services industry (3.7% versus 0.7% for the MSCI EAFE).

Saipem

Domiciled in Italy, Saipem is one of the largest engineering and contracting companies serving the oil and gas industry, with an emphasis on development work for complex offshore projects. It derives the majority of its revenue from oil producing countries in the Middle East, West Africa, and the Americas. When we initiated a position, the price had declined almost 60% from its peak due to several profit warnings that stemmed from an investigation into the company’s Algerian contracts, low-margin contracts signed a few years ago, and operational delays on North American projects. As a result, the company’s valuation has declined and is now trading at 1.5 times book value, which is historically low.

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

We believe Saipem is an attractive long-term investment opportunity. Margins should improve as less profitable contracts are completed and replaced with higher-margin contracts during our three- to five-year investment horizon. Saipem replaced senior management, and the new team is operationally focused and addressing the company’s North American execution issues. In addition, the offshore engineering and construction area of the market is in a secular growth phase. The boom in deep-water discoveries and associated developments provides strong demand for the most sophisticated pipeline installation vessels, which are Saipem’s specialty. On December 31, Saipem was a 0.8% position in the Fund.

Emerging Markets

Against a backdrop of generally weaker performance, valuations decreased in many emerging market countries during 2013. After two years of trimming, we viewed this as an opportunity to increase our exposure to the developing world. While we continue to believe economic development in the emerging markets will be a significant driver of global economic growth in the years to come, we look at each investment individually.

As we revisited and retested our thinking, we meaningfully added to selected holdings, such as ICICI Bank (second largest Indian bank by assets, discussed below) and America Movil (largest wireless services provider in Latin America). We also initiated three new positions: Baidu (dominant search engine in China), Itau Unibanco (largest Latin American bank), and Samsung Electronics (leading technology company based in South Korea, discussed below). In addition, during the fourth quarter, we trimmed Naspers and Baidu at higher valuations.

At year end, 17.5% of the Fund was invested in companies domiciled in emerging markets, and 37.1% of the Fund was invested in companies that derive more than 40% of their revenues from the developing world, regardless of domicile.

Samsung Electronics

Samsung Electronics is a leader with significant market share in mobile handsets and memory semiconductors, as well as a global appliance manufacturer. We initiated a position during the third quarter after the company’s valuation decreased. Many investors have been concerned about potential eroding market share and declining margins in the intensely competitive handset business. While we acknowledge these concerns, we believe Samsung Electronics’ strong position in semiconductors is underappreciated. The combination of the company’s significant scale and a more consolidated industry structure with high barriers to entry should provide the underpinning for more durable semiconductor profitability than in the past. Furthermore, Samsung Electronics has a long-standing track record of generating attractive return on capital and free cash flow in industries where many other companies struggle. We believe that the company’s valuation at 6 times forward earnings is attractive and reflects skepticism about the mobile phone segment’s outlook. Samsung Electronics (1.1% position) was the largest new purchase in the Fund during 2013.

ICICI Bank

Following the Fed’s guidance in May that it might begin tapering its quantitative easing program, U.S. interest rates increased and the Indian Rupee depreciated against the U.S. dollar. Concerns arose that India might struggle to fund its current account deficit with higher U.S. and global interest rates. In response to currency and macroeconomic weakness, ICICI Bank’s share price dropped 48% from its peak in May to its trough in September; the bank’s valuation declined to 9 times forward earnings and 1.3 times book value, which were low levels relative to history.

For investments in financial services, our equity and fixed income teams analyze, among other factors, the health of balance sheets, durability of earnings drivers, funding stability, and regulatory environment. In light of ICICI Bank’s lower valuation and our continued analysis, we added to the Fund’s position. Management has executed well against its strategic plan to improve the bank’s capital levels, asset quality, operating costs, and low-cost deposit funding. We believe that ICICI Bank can further increase its return on equity. Over the long term, the company stands to benefit from improvement to the Indian economy, which has an attractive combination of high potential GDP growth, youthful demographics, and low penetration of retail financial services. ICICI Bank was a 1.0% position in the Fund at year end.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

IN CLOSING

While we have a more tempered outlook than at the beginning of 2013, we continue to be optimistic about the long-term opportunity for international equities and the Fund. For the market overall, valuations are reasonable, corporate balance sheets are strong, and cash flows continue to be attractive. Given a narrower range of valuations in the market, we believe it is critical to distinguish those companies that have more attractive prospects from the rest. In-depth knowledge of individual companies is a core strength of our firm. We continue to find companies that we believe will benefit from long-term global growth opportunities over our three- to five-year investment horizon. Acknowledging that markets can be volatile over the short term, we encourage our fellow shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Diana S. Strandberg, Senior Vice President

January 30, 2014

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2013.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 3.5 percentage points in 2013.

Key Contributors to Relative Results

▪

The Fund’s average overweight position (13% versus 4%) and holdings in the Information Technology sector (up 53% compared to up 26% for the MSCI EAFE sector) significantly helped performance. Nokia (up 108%), Hewlett-Packard (up 101%), Baidu (up 87% from date of purchase), and TE Connectivity (up 52%) were particularly strong.

▪

The Fund’s holdings in the Industrials sector (up 43% compared to up 25% for the MSCI EAFE sector), especially in Japan, contributed to results. Nidec (up 71%), Mitsubishi Electric (up 50%), and Philips (up 44%) were key contributors.

▪	The Fund’s average underweight position in the Metals & Mining industry (1% compared to 4% for the MSCI EAFE industry), a weaker area of the market (down 8%), aided performance.
▪

The Fund’s average overweight position (16% versus 10%) and holdings in the Health Care sector (up 33% compared to up 29% for the MSCI EAFE sector) helped results. Bayer (up 51%), Roche (up 43%), and Novartis (up 31%) performed well.

▪	Selected additional contributors included Panasonic (up 94%), Vodafone (up 65%), and Naspers (up 64%).

Key Detractors from Relative Results

▪

Weak returns from the Fund’s emerging market holdings in the Financials sector (down 23%) hurt results. BR Malls (down 44%), Yapi Kredi (down 40%), Sabanci Holding (down 26%), and Kasikornbank (down 23%) performed poorly.

▪

The Fund’s underperformance in the Telecommunication Services sector (up 20% compared to up 46% for the MSCI EAFE sector), the strongest sector of the market, hindered performance. MTN Group and America Movil, which were both up 3%, lagged.

▪	Selected additional detractors included Lanxess (down 23%), Petrobras (down 22%), and Standard Chartered (down 9%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2013

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	26.31%	8.71%	16.58%	9.77%
MSCI EAFE	22.79	8.17	12.44	6.91

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,198.50	$3.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.02	3.22
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	December 31, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$43.04
Total Net Assets (billions)	$53.6
Expense Ratio	0.64%
Portfolio Turnover Rate	13%
30-Day SEC Yield(a)	1.51%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	81	904
Median Market Capitalization (billions)	$27	$9
Weighted Average Market Capitalization (billions)	73	$63
Price-to-Earnings Ratio(b)	12.5x	13.9x
Countries Represented	24	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	17.5%	0.0%

TEN LARGEST HOLDINGS(%)(c)	Fund
Naspers, Ltd. (South Africa)	3.9
Roche Holding AG (Switzerland)	3.9
Sanofi (France)	3.3
GlaxoSmithKline PLC (United Kingdom)	3.2
Novartis AG (Switzerland)	2.7
Lafarge SA (France)	2.7
Credit Suisse Group AG (Switzerland)	2.6
Koninklijke Philips NV (Netherlands)	2.6
Bayer AG (Germany)	2.5
Hewlett-Packard Co. (United States)	2.5

ASSET ALLOCATION

REGION DIVERSIFICATION(%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	48.8	44.8
United Kingdom	15.0	21.9
Japan	12.6	20.9
Africa/Middle East	6.5	0.4
Pacific (excluding Japan)	6.2	12.0
United States	5.2	0.0
Latin America	4.7	0.0

SECTOR DIVERSIFICATION(%)	Fund	MSCI EAFE
Financials	24.0	25.6
Health Care	15.6	10.1
Information Technology	15.0	4.5
Consumer Discretionary	12.5	11.9
Industrials	10.8	12.9
Telecommunication Services	7.5	5.7
Energy	6.9	6.8
Materials	5.1	8.0
Consumer Staples	1.6	11.0
Utilities	0.0	3.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS: 97.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.5%
AUTOMOBILES & COMPONENTS: 4.2%
Bayerische Motoren Werke AG (Germany)	7,886,400	$924,578,669
Honda Motor Co., Ltd. (Japan)	1,160,000	47,695,375
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	279,459,840
Mahindra & Mahindra, Ltd. (India)	12,792,016	194,822,062
NGK Spark Plug Co., Ltd.(b) (Japan)	16,720,000	395,335,676
Yamaha Motor Co., Ltd.(b) (Japan)	28,851,100	432,040,497

		2,273,932,119
CONSUMER DURABLES & APPAREL: 1.8%
Panasonic Corp. (Japan)	81,287,034	944,785,202

MEDIA: 6.5%
Grupo Televisa SAB ADR (Mexico)	20,060,592	607,033,514
Liberty Global PLC, Series A(a) (United Kingdom)	2,481,805	220,855,827
Liberty Global PLC, Series C(a) (United Kingdom)	3,574,971	301,441,554
Naspers, Ltd.(b) (South Africa)	20,160,895	2,106,438,754
Television Broadcasts, Ltd.(b) (Hong Kong)	37,596,400	250,665,293

		3,486,434,942

		6,705,152,263
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE & TOBACCO: 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	24,301,444	262,916,972
Unilever PLC (United Kingdom)	14,890,000	611,989,078

		874,906,050
ENERGY: 5.8%
Royal Dutch Shell PLC ADR (United Kingdom)	10,632,443	757,774,213
Saipem SPA (Italy)	19,820,000	424,264,585
Schlumberger, Ltd. (Curacao/United States)	12,452,217	1,122,069,274
Total SA (France)	6,218,600	380,950,771
Weatherford International, Ltd.(a) (Switzerland)	26,741,792	414,230,358

		3,099,289,201
FINANCIALS: 23.8%
BANKS: 13.5%
Banco Santander SA (Spain)	71,700,740	641,743,141
Barclays PLC (United Kingdom)	165,745,898	746,412,748
BNP Paribas SA (France)	6,394,558	498,349,451
HSBC Holdings PLC (United Kingdom)	108,404,921	1,189,094,902
ICICI Bank, Ltd. (India)	31,461,148	558,472,888
Kasikornbank PCL Foreign (Thailand)	95,826,527	462,218,641

	SHARES	VALUE
Lloyds Banking Group PLC(a) (United Kingdom)	383,000,000	$500,279,690
Mitsubishi UFJ Financial Group, Inc. (Japan)	74,899,900	493,595,391
Standard Bank Group, Ltd. (South Africa)	28,198,309	347,895,629
Standard Chartered PLC (United Kingdom)	33,913,224	763,756,963
UniCredit SPA (Italy)	102,892,588	761,535,065
Yapi ve Kredi Bankasi AS (Turkey)	168,737,068	292,090,225

		7,255,444,734
DIVERSIFIED FINANCIALS: 4.4%
Credit Suisse Group AG (Switzerland)	45,427,105	1,388,708,204
Deutsche Boerse AG (Germany)	4,892,000	405,141,263
Haci Omer Sabanci Holding AS (Turkey)	64,895,354	260,910,125
ING Groep NV(a) (Netherlands)	21,062,319	292,651,732

		2,347,411,324
INSURANCE: 4.3%
AEGON NV (Netherlands)	84,986,863	802,280,158
Dai-ichi Life Insurance Co., Ltd. (Japan)	15,269,300	254,754,156
Swiss Life Holding AG (Switzerland)	1,520,000	315,569,755
Swiss Re AG (Switzerland)	10,171,868	935,599,764

		2,308,203,833
REAL ESTATE: 1.6%
BR Malls Participacoes SA(b) (Brazil)	46,424,100	335,501,073
Hang Lung Group, Ltd.(b) (Hong Kong)	68,625,500	347,804,721
Hang Lung Properties, Ltd. (Hong Kong)	45,464,000	144,231,510

		827,537,304

		12,738,597,195
HEALTH CARE: 15.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.6%
Bayer AG (Germany)	9,720,350	1,363,303,883
GlaxoSmithKline PLC (United Kingdom)	24,770,000	661,003,125
GlaxoSmithKline PLC ADR (United Kingdom)	19,853,749	1,059,991,659
Novartis AG (Switzerland)	1,860,000	148,458,046
Novartis AG ADR (Switzerland)	16,305,000	1,310,595,900
Roche Holding AG (Switzerland)	7,395,400	2,065,953,343
Sanofi (France)	16,354,120	1,735,072,953

		8,344,378,909

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 10.8%
CAPITAL GOODS: 9.2%
Compagnie de Saint-Gobain SA (France)	6,082,882	$334,519,472
Koninklijke Philips NV (Netherlands)	37,291,948	1,366,955,363
Mitsubishi Electric Corp.(b) (Japan)	98,239,800	1,231,379,128
Nexans SA(b) (France)	2,065,736	104,650,453
Nidec Corp.(b) (Japan)	7,290,500	713,058,114
Schneider Electric SA (France)	10,974,546	957,192,661
Wienerberger AG(b) (Austria)	13,185,029	209,047,781

		4,916,802,972
COMMERCIAL & PROFESSIONAL SERVICES: 1.4%
ADT Corp. (United States)	7,476,860	302,588,524
Tyco International, Ltd. (Switzerland)	10,608,920	435,390,077

		737,978,601
TRANSPORTATION: 0.2%
DP World, Ltd. (United Arab Emirates)	8,122,304	143,846,004

		5,798,627,577
INFORMATION TECHNOLOGY: 14.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.2%
Infineon Technologies AG(b) (Germany)	63,788,456	680,969,013
Samsung Electronics Co., Ltd. (South Korea)	389,000	505,716,587

		1,186,685,600
SOFTWARE & SERVICES: 3.3%
Baidu, Inc. ADR(a) (Cayman Islands/China)	3,416,487	607,724,708
Fujitsu, Ltd. (a),(b) (Japan)	103,523,000	534,768,892
Nintendo Co., Ltd. (Japan)	4,869,600	647,831,127

		1,790,324,727
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.3%
Brother Industries, Ltd.(b) (Japan)	18,185,100	248,143,469
Hewlett-Packard Co. (United States)	47,849,204	1,338,820,728
Kyocera Corp. (Japan)	10,467,800	521,849,302
Nokia Oyj(a) (Finland)	161,029,200	1,289,291,616
TE Connectivity, Ltd. (Switzerland)	12,270,462	676,225,161
Telefonaktiebolaget LM Ericsson (Sweden)	74,422,200	908,314,513

		4,982,644,789

		7,959,655,116
MATERIALS: 5.1%
Akzo Nobel NV (Netherlands)	4,027,471	312,156,802
BHP Billiton PLC (United Kingdom)	12,284,454	380,200,213
Lafarge SA(b) (France)	19,314,291	1,447,303,740
Lanxess AG(b) (Germany)	3,441,980	229,535,413
Linde AG (Germany)	1,025,205	214,447,348
Norsk Hydro ASA (Norway)	34,026,190	151,862,062

		2,735,505,578

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 7.5%
America Movil SAB de CV, Series L (Mexico)	763,815,000	$888,626,343
Bharti Airtel, Ltd. (India)	36,972,804	197,521,026
Millicom International Cellular SA SDR(b) (Luxembourg)	6,580,880	655,340,787
MTN Group, Ltd. (South Africa)	42,860,300	886,705,654
Telecom Italia SPA (Italy)	201,500,000	199,863,668
Telecom Italia SPA- RSP (Italy)	314,830,886	246,441,099
Telekom Austria AG (Austria)	12,767,576	96,674,162
Vodafone Group PLC (United Kingdom)	215,592,300	846,113,818

		4,017,286,557

TOTAL COMMON STOCKS (Cost $43,386,937,875)		$52,273,398,446

PREFERRED STOCKS: 1.5%
ENERGY: 1.1%
Petroleo Brasileiro SA ADR (Brazil)	41,436,000	608,694,840

FINANCIALS: 0.2%
BANKS: 0.2%
Itau Unibanco Holding SA (Brazil)	7,347,100	97,629,156

INFORMATION TECHNOLOGY: 0.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.2%
Samsung Electronics Co., Ltd. (South Korea)	76,000	72,950,206

TOTAL PREFERRED STOCKS (Cost $885,859,673)		$779,274,202

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS: 1.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$53,536,173	$53,536,173

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(c) 0.00%, dated 12/31/13, due 1/2/14, maturity value $532,003,000	532,003,000	532,003,000

TREASURY BILL: 0.0%(d)
Swedish Treasury Bill (Sweden) 2/19/14	131,510,000	20,425,018

TOTAL SHORT-TERM INVESTMENTS (Cost $605,406,500)		$605,964,191

TOTAL INVESTMENTS (Cost $44,878,204,048)	100.1%	$53,658,636,839
OTHER ASSETS LESS LIABILITIES	(0.1%)	(42,419,881)

NET ASSETS	100.0%	$53,616,216,958

(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.75%-2.875%, 3/31/18-12/31/20. Total collateral value is $542,651,338.
(d)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

SDR: Swedish Depository Receipt

Forward Currency Contracts

As of December 31, 2013, open forward currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Citibank	2/5/2014	678,050,000	500,000,000	$(9,789,329)
UBS	2/12/2014	675,380,000	500,000,000	(12,458,079)
Credit Suisse	3/5/2014	680,214,429	500,000,000	(7,620,257)
Deutsche Bank	3/12/2014	682,660,500	500,000,000	(5,174,185)
Barclays	3/19/2014	687,668,000	500,000,000	(166,685)
HSBC	3/19/2014	415,003,549	300,000,000	2,302,737

				$(32,905,798)

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
ASSETS:
Investments, at value
Unaffiliated issuers (cost $38,955,423,295)	$47,408,657,783
Affiliated issuers (cost $5,922,780,753)	6,249,979,056

53,658,636,839
Cash denominated in foreign currency (cost $2,013,474)	2,013,548
Unrealized appreciation on forward currency contracts	2,302,737
Receivable for Fund shares sold	92,879,821
Dividends and interest receivable	101,767,063
Prepaid expenses and other assets	254,948

53,857,854,956

LIABILITIES:
Unrealized depreciation on forward currency contracts	35,208,535
Payable for investments purchased	33,447,453
Payable for Fund shares redeemed	143,319,886
Management fees payable	26,642,226
Accrued expenses	3,019,898

241,637,998

NET ASSETS	$53,616,216,958

NET ASSETS CONSIST OF:
Paid in capital	$50,210,782,440
Undistributed net investment income	8,560,984
Accumulated net realized loss	(5,353,125,769)
Net unrealized appreciation	8,749,999,303

$53,616,216,958

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,245,805,426
Net asset value per share	$43.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $81,171,449)
Unaffiliated issuers	$1,037,251,852
Affiliated issuers	112,828,048
Interest	784,240

1,150,864,140

EXPENSES:
Management fees	277,562,377
Custody and fund accounting fees	5,948,400
Transfer agent fees	6,751,981
Professional services	526,311
Shareholder reports	1,116,997
Registration fees	484,231
Trustees’ fees	215,000
Miscellaneous	1,173,686

293,778,983

NET INVESTMENT INCOME	857,085,157

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in unaffiliated issuers	644,462,868
Investments in affiliated issuers	501,890,906
Forward currency contracts	125,626,881
Foreign currency transactions	(8,259,114)
Net change in unrealized appreciation/depreciation
Investments	8,883,130,937
Forward currency contracts	(89,037,410)
Foreign currency translation	2,437,464

Net realized and unrealized gain	10,060,252,532

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,917,337,689

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$857,085,157	$878,743,223
Net realized gain	1,263,721,541	1,220,028,414
Net change in unrealized appreciation/depreciation	8,796,530,991	5,151,756,105

	10,917,337,689	7,250,527,742

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(852,149,250)	(865,782,642)
Net realized gain	—	—

Total distributions	(852,149,250)	(865,782,642)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	9,707,933,665	6,188,958,946
Reinvestment of distributions	718,344,743	744,920,426
Cost of shares redeemed	(7,431,440,582)	(8,685,963,235)

Net increase (decrease) from Fund share transactions	2,994,837,826	(1,752,083,863)

Total increase in net assets	13,060,026,265	4,632,661,237

NET ASSETS:
Beginning of year	40,556,190,693	35,923,529,456

End of year (including undistributed net investment income of $8,560,984 and $7,563,230, respectively)	$53,616,216,958	$40,556,190,693

SHARE INFORMATION:
Shares sold	250,919,903	194,599,589
Distributions reinvested	17,172,926	21,566,891
Shares redeemed	(193,199,816)	(273,859,180)

Net increase (decrease) in shares outstanding	74,893,013	(57,692,700)

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued at market, using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its net asset value per share (NAV) when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Euro. These Japanese Yen and Euro forward currency contracts had U.S. dollar total values of less than 2% and 7% of net assets during the year, respectively.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$6,705,152,263	$—
Consumer Staples	874,906,050	—
Energy	3,099,289,201	—
Financials	12,738,597,195	—
Health Care	8,344,378,909	—
Industrials	5,798,627,577	—
Information Technology	7,959,655,116	—
Materials	2,735,505,578	—
Telecommunication Services	4,017,286,557	—
Preferred Stocks
Energy	608,694,840	—
Financials	97,629,156	—
Information Technology	72,950,206	—
Short-term Investments
Money Market Fund	53,536,173	—
Repurchase Agreement	—	532,003,000
Treasury Bill	—	20,425,018

Total Securities	$53,106,208,821	$552,428,018

Other Financial Instruments
Forward Currency Contracts	$—	$(32,905,798	)(b)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2013 and 2012, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized depreciation on forward currency contracts.

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives and foreign exchange transactions, such as forward currency contracts (collectively, the “Transactions”) governed by a master agreement published by the International Swaps and Derivatives Association (an “ISDA Master Agreement”). An ISDA Master Agreement, which the Fund separately negotiates with each of its counterparties, is a bilateral agreement that governs the Transactions and typically contains,

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

among other things, collateral posting terms and termination and netting provisions that apply in the event of a default, such as the bankruptcy or insolvency of one of the parties to the agreement, and/or termination event (a “Close-Out Event”). These provisions typically permit a counterparty to: 1) terminate some or all of the Transactions upon the occurrence of a Close-Out Event; and 2) determine a single net payment owed to or by it in respect of the terminated Transactions.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for all of the Transactions outstanding under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. None of the ISDA Master Agreements entered into by the Fund require collateral to be posted by either the Fund or the counterparty. To the extent amounts due to the Fund are not collateralized, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate its counterparty risk by only entering into Transactions with counterparties that it believes are of good standing and by monitoring the financial stability of those counterparties.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes.

Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2013, the cost of investments for federal income tax purposes was $44,929,104,102.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$852,149,250	$865,782,642
	($0.695 per share)	($0.747 per share)

Long-term capital gain	—	—

At December 31, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$12,685,350,528
Unrealized depreciation	(3,955,817,791)

Net unrealized appreciation	8,729,532,737
Undistributed ordinary income	18,420,105
Capital loss carryforward(a)	(5,344,990,635)
(a)

Represents accumulated capital loss as of December 31, 2013, which may be carried forward to offset future capital gains. During 2013, the Fund utilized $1,154,962,358 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$4,224,870,406
Expiring in 2018	1,120,120,229

$5,344,990,635

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2013, amounted to $154,614 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, purchases and sales of securities, other than short-term securities, aggregated $8,874,139,631 and $5,878,622,390 respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. The financial statements have been modified to provide enhanced disclosures on the Fund’s counterparty exposure and master netting arrangements. These disclosures are included in Note 3—Additional Derivatives Information.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 10—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2013. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
BR Malls Participacoes SA (Brazil)	14,789,100	31,635,000	—	46,424,100	$3,656,551		$335,501,073
Brother Industries, Ltd. (Japan)	22,885,100	—	(4,700,000)	18,185,100	4,917,469		248,143,469
Corporacion Geo SAB de CV, Series B (Mexico)	50,305,400	—	(50,305,400)	—	—	(b)	—
Fujitsu, Ltd. (Japan)	100,723,000	2,800,000	—	103,523,000	—	(b)	534,768,892
Hang Lung Group, Ltd. (Hong Kong)	51,625,500	17,000,000	—	68,625,500	5,471,506		347,804,721
Infineon Technologies AG (Germany)	66,288,456	—	(2,500,000)	63,788,456	10,328,267		680,969,013
Lafarge SA (France)	21,344,291	—	(2,030,000)	19,314,291	23,264,269		1,447,303,740
Lanxess AG (Germany)	4,299,784	—	(857,804)	3,441,980	3,783,056		—	(c)
Millicom International Cellular SA SDR (Luxembourg)	4,427,494	2,153,386	—	6,580,880	12,368,462		655,340,787
Mitsubishi Electric Corp. (Japan)	102,589,800	7,150,000	(11,500,000)	98,239,800	12,263,866		—	(c)
Naspers, Ltd. (South Africa)	25,160,895	200,000	(5,200,000)	20,160,895	7,996,209		—	(c)
Nexans SA (France)	1,690,258	706,290	(330,812)	2,065,736	921,224		—	(c)
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	—	16,720,000	3,849,775		395,335,676
Nidec Corp. (Japan)	4,674,200	2,616,300	—	7,290,500	5,748,702		713,058,114
Television Broadcasts, Ltd. (Hong Kong)	34,015,100	5,279,500	(1,698,200)	37,596,400	11,031,770		250,665,293
Wienerberger AG (Austria)	12,250,041	1,873,794	(938,806)	13,185,029	1,860,862		209,047,781
Yamaha Motor Co., Ltd. (Japan)	30,430,000	—	(1,578,900)	28,851,100	5,366,060		432,040,497

					$112,828,048		$6,249,979,056

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$34.64	$29.24	$35.71	$31.85	$21.90
Income from investment operations:
Net investment income	0.70	0.76	0.78	0.51	0.41
Net realized and unrealized gain (loss)	8.40	5.39	(6.49)	3.85	9.98

Total from investment operations	9.10	6.15	(5.71)	4.36	10.39

Distributions to shareholders from:
Net investment income	(0.70)	(0.75)	(0.76)	(0.50)	(0.44)
Net realized gain	—	—	—	—	—

Total distributions	(0.70)	(0.75)	(0.76)	(0.50)	(0.44)

Net asset value, end of year	$43.04	$34.64	$29.24	$35.71	$31.85

Total return	26.31%	21.03%	(15.97)%	13.69%	47.46%
Ratios/supplemental data:
Net assets, end of year (millions)	$53,616	$40,556	$35,924	$43,406	$36,748
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	1.85%	2.31%	2.23%	1.58%	1.58%
Portfolio turnover rate	13%	10%	16%	15%	21%

See accompanying Notes to Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

SPECIAL 2013 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2013, the Fund elected to pass through to shareholders foreign source income of $1,205,124,657 and foreign taxes paid of $81,171,449.

The Fund designates up to a maximum of $1,206,580,591 of its distributions paid to shareholders in 2013 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 3% of its ordinary dividends paid to shareholders in 2013 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2014. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on October 30, 2013, and again on December 17, 2013, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $140 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of out performance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable short-term and longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and sub-advised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 20

benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 21 ▪ DODGE & COX INTERNATIONAL STOCK FUND

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DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (61)	Chairman, President, and Trustee (Trustee since 2005)	Chairman Emeritus (since 2013), Chairman (2011-2013), Chief Executive Officer (2010-2013), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC) (until 2013)	—
Dana M. Emery (52)	Senior Vice President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (70)	Trustee (Trustee since 1985)	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Stock Investment Policy Committee (GSIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Charles F. Pohl (55)	Senior Vice President (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	—
Diana S. Strandberg (54)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	—
David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
L. Dale Crandall (72)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (since 2002); Bridgepoint Education, Inc. (education services) (since 2008); and Endurance International Group, Inc. (internet services) (since 2013)
Thomas A. Larsen (64)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (53)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013); Director, Solazyme Inc. (renewable oils)

(since 2011)

Robert B. Morris III (61)	Trustee (Since 2011)	Adviser to various financial services firms	—
Gary Roughead (62)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
John B. Taylor (67)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 23 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/13 BF AR       Printed on recycled paper

2013

Annual Report

December 31, 2013

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 14.0% for the six months ending December 31, 2013, compared to 9.8% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). For 2013, the Fund had a total return of 28.4%, compared to 17.6% for the Combined Index. At year end, the Fund’s net assets of $14.4 billion were invested in 65.8% stocks, 29.3% fixed income securities, and 4.9% cash.

MARKET COMMENTARY

U.S. equity markets were exceptionally strong in 2013, rising to an all-time high on December 31. The S&P 500 (up 32%) had its best annual gain since 1997, with every sector of the market generating positive returns. Substantially higher valuations reflected both earnings growth and higher investor confidence in light of an improving economy. Recent economic statistics show that the economy is growing at a moderate pace, the job market is improving, and consumer wealth is continuing to increase as home prices and other assets trend higher. As a first step toward normalizing U.S. monetary policy, the U.S. Federal Reserve (the Fed) announced its intent to reduce its quantitative easing program in 2014. This action reflects the Fed’s assessment that the economy is continuing to make progress, but has further to go to reach “normal” conditions. Despite concerns about U.S. trade and budget deficits, we remain optimistic about the long-term prospects for corporate earnings growth.

In fixed income, price declines associated with substantially higher U.S. interest rates led to a -2.0% return for the broad U.S. bond market, its worst calendar-year return since 1994 and the first negative return since 1999. Stronger U.S. economic data contributed to higher U.S. Treasury yields, but Fed policy was the dominant source of interest rate volatility. The U.S. Treasury sector(b) was the worst-performing broad market sector with a -2.8% annual return. Other market segments performed better, but were still negative. Investment-grade corporate bonds posted a -1.5% return, while Agency-guaranteed(c) mortgage-backed securities (MBS) returned -1.4%.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. At quarter end, the Fund’s equity weighting was 65.8% due to our view that the total return potential for equities is greater than that of investment-grade bonds. We reduced the overweight to equities by 7.1 percentage points during the year due to rising equity valuations and higher interest rates.

Equity Strategy

While U.S. equity market valuations have increased, we believe valuations are still reasonable. The S&P 500 traded at 17 times forward earnings at year end, compared to its 10-year historical average of 16 times.(d) The Fund’s equity portfolio of 70 holdings—valued at 14 times forward earnings—is trading at a meaningful discount to the S&P 500.

Utilizing our bottom-up research process, we believe we have selected holdings with attractive long-term prospects. We employ a consistent and disciplined approach that focuses on intensive fundamental research, a three- to five-year investment horizon, and strict price discipline. As a result of our individual security selection, the Fund is overweight key areas of the market we believe are particularly compelling, including Health Care (19.0% of the equity portfolio compared to 13.0% for the S&P 500) and Financials (23.2% of the equity portfolio compared to 16.2% for the S&P 500).

Health Care

Four of the nine new holdings purchased in the equity portfolio during 2013 were in the Health Care sector (Cigna, Express Scripts, Forest Laboratories, and UnitedHealth Group(e)). Health care services was a particular area of opportunity, as concerns over the implementation of the Affordable Care Act (ACA) lowered valuations and attracted our attention to several leading companies.

One such example is UnitedHealth, a diversified health care services company providing managed care, pharmacy benefit management, and other specialty products and services. The company faces significant ACA-related headwinds in its Medicare (reimbursement concerns) and commercial (e.g., loss of individual membership, changes of underwriting rules) segments. Nevertheless, we believe these challenges could be offset by Medicaid expansion and rapid growth in Optum, its diversified health care delivery and IT services division. We initiated a position in the company based on UnitedHealth’s valuation in relation to its market

PAGE 1 ▪ DODGE & COX BALANCED FUND

leadership, innovative culture, and diversity of products, customers, and geographies. UnitedHealth (1.0% position) was the equity portfolio’s largest new purchase within the Health Care sector during 2013.

Financials

Within the Financials sector, the Fund has significant investments (14.3% of equity portfolio assets) in companies with a U.S. consumer banking focus (e.g., checking accounts, savings accounts, credit cards, home and personal loans). Capital One, Wells Fargo, and Bank of America are among the Fund’s largest positions within this category. While each company has diversified lines of business and derives its profitability from numerous customers, U.S. consumer banking has emerged as a dominant theme as a result of our bottom-up research process.

For each investment opportunity, we consider the balance between company fundamentals (what we are buying) and valuation (what we are paying). The higher the valuation, the stronger the company fundamentals must be for us to invest. Although U.S. consumer banks are trading broadly in-line with their historical discount to the market, we believe that the quality of bank earnings today is superior to the quality of earnings ten years ago. After several years of intense regulatory scrutiny, most banks now have higher capital, better liquidity, fewer competitors, and the ability to improve profitability. In our opinion, banks could enter a period of loan growth, expanding margins, and positive operating leverage, while maintaining charge-offs below historical levels. Lastly, cyclical factors could work in their favor.

Capital One (the equity portfolio’s second-largest position at 4.2%) is a consumer finance firm with credit card, auto lending, and banking businesses. The company has a strong franchise, attractive growth opportunities, and a disciplined management team with a solid track record and long-term focus. Capital One has grown market share while achieving high return on equity through its data analytics, which have led to sophisticated marketing and strong underwriting. Its acquisitions of ING Direct and HSBC’s credit card portfolio appear to be strategically sound. While regulatory reform could force changes in business practices that could adversely affect the industry, we believe Capital One—trading at 11 times forward earnings—is an attractive long-term investment opportunity.

Fixed Income Strategy

The fixed income portfolio delivered a small positive return in a very challenging market environment for bonds in 2013 but trailed equity returns by a substantial margin. Relative returns were quite strong, driven primarily by the fixed income portfolio’s shorter relative duration(f) and an overweight to corporates.

Corporate Focus: Pockets of Opportunity Despite Fuller Valuations

The fixed income portfolio’s allocation to corporate bonds declined during the year, with the overall weight reduced from 48% to 44%. Most of this reduction occurred in the Financial sector, where the weighting declined by 4% due to higher valuations (yield premiums for Financials are now below those of Industrials) and better opportunities elsewhere in the credit and Agency MBS markets. Away from Financials, the corporate weighting remained steady as we reduced weightings in rails and certain cyclical companies (e.g., Macy’s, Dow) offset by new investments in other companies, most notably Verizon.

2013’s strong (relative) performance in the corporate sector has raised valuations. Nevertheless, we believe a large weighting—and a significant overweight relative to the Barclays U.S. Aggregate—remains warranted. The economic environment continues to improve, creating a solid underpinning for already-strong corporate credit fundamentals. Valuations are reasonable, both in a historical context (yield premiums are close to long-term medians) and relative to the underlying strength of the issuers we hold in the fixed income portfolio. At the same time, we continue to be mindful of the risks inherent in corporate bond investing today, most notably event risk and releveraging risk, both of which could negatively affect the prospects for individual holdings.

Agency MBS: Cash Flow Stability and Attractive Return Prospects

Another area of emphasis and incremental change for the fixed income portfolio has been Agency MBS, which comprised 38% of the fixed income portfolio at year-end versus 30% of the Barclays U.S. Aggregate. The fixed income portfolio’s MBS differ markedly from those in the benchmark in that the Fund features MBS with lower relative interest rate exposure and higher current income.

As with corporates, we analyze MBS on an individual basis to assess the attractiveness of their total return prospects. A key part of this analysis is determining whether valuations provide adequate compensation for

DODGE & COX BALANCED FUND ▪ PAGE 2

the attendant risks. For Agency MBS, the primary risk is from the variability of principal prepayments: receiving principal at an inopportune time (when rates are low and reinvestment occurs at these lower rates) or, conversely, having principal returned at a slower pace than expected (when rates are higher and reinvestment looks attractive). MBS investors must constantly balance the promised yield of an MBS and the potentially negative effects of prepayment risk to the security’s prospective return. In doing so, we focus on specific loan or borrower characteristics that might mitigate prepayment risk and, importantly, whose beneficial effects might not be fully appreciated (and therefore priced in) by the market. For example, we are attracted to higher coupon 15-year Agency MBS as their prepayment risk declines as loan balances amortize and the borrower’s potential refinancing savings decrease.

Defensively Positioned Regarding Interest Rate Risk

We have continued to position the fixed income portfolio with a shorter relative duration given our modestly positive outlook for continued U.S. and global economic growth and Treasury yields that remain below historical averages on a nominal and inflation-adjusted basis. Though we lengthened duration slightly in 2013—as absolute and real yields rose and as we identified attractive individual opportunities—the fixed income portfolio’s duration was 84% of the Barclays U.S. Aggregate’s at year end. U.S. growth is modest and we, like others, are concerned about the longer-term issues presented by structural changes in employment and other factors.

IN CLOSING

After an exceptionally strong year in 2013, our market outlook is more tempered than at the beginning of last year. Acknowledging that markets can be volatile over the short term, we encourage our fellow shareholders to remain focused on the long term. In our opinion, the Fund’s equity portfolio, valued at a discount to the S&P 500, remains well positioned to benefit from long-term global growth opportunities. And the fixed income portfolio, with its defensive duration posture and higher yield than the Barclay’s U.S. Aggregate, is designed to weather further increases in interest rates that could reduce fixed income asset values.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

January 30, 2014

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	Sector returns as calculated and reported by Barclays.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2013.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(f)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX BALANCED FUND

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 10.8 percentage points in 2013. The Fund’s higher allocation to equities had a positive impact on relative results.

EQUITY PORTFOLIO

▪

The portfolio’s overweight position and holdings in the Information Technology sector (up 53% compared to up 29% for the S&P 500 sector) significantly contributed to results. Nokia (up 105%), Hewlett-Packard (up 101%), and Xerox (up 83%) were among the strongest contributors.

▪	Strong returns for the Fund’s holdings in the Financials sector (up 44% compared to up 36% for the S&P 500 sector) and a higher average weighting (23% versus 16%) helped results.
▪

Relative returns from holdings in the Telecommunication Services sector (up 95% compared to up 12% for the S&P 500 sector) contributed to results. Vodafone (up 64%) and Sprint (up 27% to date of merger with Softbank and up 71% post-merger) performed well.

▪	Relative returns from holdings in the Health Care sector (up 34% compared to up 41% for the S&P 500 sector) detracted from results.

FIXED INCOME PORTFOLIO

▪	The portfolio’s shorter relative duration (73% of the Barclays U.S. Agg’s duration) added to relative returns.
▪	Many of the portfolio’s corporate bond holdings performed well, including Dillard’s, HCA, Hewlett-Packard, SLM Corp., Sprint, Verizon (purchased in September), and Vulcan Materials.
▪

The portfolio’s large overweight position in the Financial Institutions sub-sector (nearly three times that of the Barclays U.S. Agg) added to relative returns, as did the higher weighting in corporate bonds (49% versus 22% for the Barclays U.S. Agg).

▪	While issue-specific performance was positive overall, certain holdings underperformed during the year, including AT&T, Cox Communications, Petrobras, Time Warner Cable, and Twenty-First Century Fox.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a ten-member committee with an average tenure of 18 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2013

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	28.37%	16.57%	7.18%	9.93%
Combined Index(a)	17.56	12.71	6.54	8.13
S&P 500	32.41	17.94	7.41	9.22
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	-2.02	4.46	4.55	5.74

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of McGraw Hill Financial. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,140.10	$2.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	December 31, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$98.30
Total Net Assets (billions)	$14.4
30-Day SEC Yield(a)	1.75%
Expense Ratio	0.53%
Portfolio Turnover Rate	25%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 18 years.

STOCK PORTFOLIO (65.8%)	Fund
Number of Stocks	70
Median Market Capitalization (billions)	$36
Price-to-Earnings Ratio(b)	13.8x
Foreign Stocks not in the S&P 500(c)	10.7%

SECTOR DIVERSIFICATION(%) (FIVE LARGEST)
Financials	15.3
Information Technology	14.8
Health Care	12.5
Consumer Discretionary	9.4
Energy	5.1

TEN LARGEST STOCKS(%)(d)
Hewlett-Packard Co.	3.0
Capital One Financial Corp.	2.8
Microsoft Corp.	2.6
Wells Fargo & Co.	2.4
Comcast Corp.	2.3
Sanofi (France)	1.9
Novartis AG (Switzerland)	1.9
General Electric Co.	1.8
Charles Schwab Corp.	1.8
Time Warner, Inc.	1.8

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (29.3%)	Fund
Number of Fixed Income Securities	331
Effective Maturity (years)(e)	8.1
Effective Duration (years)(f)	4.7

SECTOR DIVERSIFICATION(%)
U.S. Treasury(e)	2.1
Government-Related	2.6
Mortgage-Related	11.2
Corporate	13.0
Asset-Backed	0.4

CREDIT QUALITY(%)(g)
U.S. Treasury/Agency/GSE(e)	13.4
Aaa	0.5
Aa	0.6
A	3.3
Baa	8.0
Ba	2.8
B	0.7

FIVE LARGEST CORPORATE ISSUERS(%)(d)
Ford Motor Credit Co. LLC	0.7
Bank of America Corp.	0.6
Time Warner Cable, Inc.	0.6
Verizon Communications, Inc.	0.6
Citigroup, Inc.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 0.5% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 0.1 years lower.

(f)	Data as presented includes the effect of Treasury futures contracts.
(g)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, Standard & Poor’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS: 65.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 9.1%
CONSUMER DURABLES & APPAREL: 0.9%
Coach, Inc.	1,535,036	$86,161,571
Panasonic Corp. ADR(b) (Japan)	3,797,887	44,283,362

		130,444,933
MEDIA: 7.5%
Comcast Corp., Class A	6,379,774	331,524,956
DISH Network Corp., Class A(a)	1,632,732	94,567,837
News Corp., Class A(a)	928,050	16,723,461
Time Warner Cable, Inc.	1,455,883	197,272,146
Time Warner, Inc.	3,767,066	262,639,842
Twenty-First Century Fox, Inc.	4,932,200	173,514,796

		1,076,243,038
RETAILING: 0.7%
CarMax, Inc.(a)	701,000	32,961,020
Liberty Interactive, Series A(a)	2,309,650	67,788,228

		100,749,248

		1,307,437,219
CONSUMER STAPLES: 1.2%
FOOD & STAPLES RETAILING: 1.0%
Wal-Mart Stores, Inc.	1,951,900	153,595,011

FOOD, BEVERAGE & TOBACCO: 0.2%
Unilever PLC ADR(b) (United Kingdom)	602,400	24,818,880

		178,413,891
ENERGY: 5.1%
Apache Corp.	1,437,078	123,502,483
Baker Hughes, Inc.	2,352,079	129,975,886
Chevron Corp.	1,208,579	150,963,603
Schlumberger, Ltd.(b) (Curacao/United States)	2,901,521	261,456,057
Weatherford International, Ltd.(a),(b) (Switzerland)	4,800,000	74,352,000

		740,250,029
FINANCIALS: 15.3%
BANKS: 3.7%
BB&T Corp.	1,839,584	68,653,275
HSBC Holdings PLC ADR(b) (United Kingdom)	970,561	53,507,028
SunTrust Banks, Inc.	1,534,490	56,484,577
Wells Fargo & Co.	7,768,506	352,690,172

		531,335,052
DIVERSIFIED FINANCIALS: 10.2%
Bank of America Corp.	13,615,600	211,994,892
Bank of New York Mellon Corp.	6,639,800	231,994,612
Capital One Financial Corp.	5,232,659	400,874,006
Charles Schwab Corp.	10,199,900	265,197,400
Goldman Sachs Group, Inc.	1,227,000	217,498,020
JPMorgan Chase & Co.	1,449,900	84,790,152
McGraw-Hill Financial, Inc.	651,971	50,984,132

		1,463,333,214

	SHARES	VALUE
INSURANCE: 1.4%
AEGON NV(b) (Netherlands)	11,900,794	$112,819,527
MetlLife, Inc.	1,750,000	94,360,000

		207,179,527

		2,201,847,793
HEALTH CARE: 12.5%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Boston Scientific Corp.(a)	3,991,300	47,975,426
Cigna Corp.	506,216	44,283,776
Express Scripts Holding Co.(a)	773,944	54,361,826
Medtronic, Inc.	750,200	43,053,978
UnitedHealth Group, Inc.	1,220,762	91,923,379

		281,598,385

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.5%
Forest Laboratories, Inc.(a)	833,325	50,024,500
GlaxoSmithKline PLC ADR(b) (United Kingdom)	4,910,600	262,176,934
Merck & Co., Inc.	5,086,975	254,603,099
Novartis AG ADR(b) (Switzerland)	3,374,900	271,274,462
Pfizer, Inc.	6,586,217	201,735,826
Roche Holding AG ADR(b) (Switzerland)	2,800,000	196,560,000
Sanofi ADR(b) (France)	5,215,165	279,689,299

		1,516,064,120

		1,797,662,505
INDUSTRIALS: 5.1%
CAPITAL GOODS: 2.2%
General Electric Co.	9,472,200	265,505,766
Koninklijke Philips NV(b) (Netherlands)	1,413,341	52,251,217

		317,756,983
COMMERCIAL & PROFESSIONAL SERVICES: 1.3%
ADT Corp.	2,217,717	89,751,007
Tyco International, Ltd.(b) (Switzerland)	2,295,434	94,204,611

		183,955,618
TRANSPORTATION: 1.6%
FedEx Corp.	1,602,954	230,456,697

		732,169,298
INFORMATION TECHNOLOGY: 14.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Maxim Integrated Products, Inc.	1,706,258	47,621,661

SOFTWARE & SERVICES: 7.7%
Adobe Systems, Inc.(a)	921,997	55,209,180
AOL, Inc.(a)	689,074	32,124,630
Cadence Design Systems, Inc.(a)	1,570,700	22,021,214
Computer Sciences Corp.	801,032	44,761,668
eBay, Inc.(a)	2,034,122	111,652,957
Google, Inc., Class A(a)	138,000	154,657,980

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
Microsoft Corp.	10,094,900	$377,852,107
Symantec Corp.	9,094,000	214,436,520
Synopsys, Inc.(a)	2,376,100	96,398,377

		1,109,114,633
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.8%
Corning, Inc.	6,805,000	121,265,100
EMC Corp.	333,700	8,392,555
Hewlett-Packard Co.	15,311,412	428,413,308
NetApp, Inc.	2,758,985	113,504,643
Nokia Corp. ADR(a),(b) (Finland)	14,640,260	118,732,509
TE Connectivity, Ltd.(b) (Switzerland)	2,570,536	141,662,239
Xerox Corp.	3,974,950	48,375,141

		980,345,495

		2,137,081,789
MATERIALS: 1.6%
Celanese Corp., Series A	1,825,960	100,993,847
Domtar Corp.	133,391	12,584,107
Dow Chemical Co.	1,610,754	71,517,478
Vulcan Materials Co.	639,377	37,991,781

		223,087,213
TELECOMMUNICATION SERVICES: 0.8%
Sprint Corp.(a)	6,363,601	68,408,711
Vodafone Group PLC ADR(b) (United Kingdom)	1,126,398	44,278,705

		112,687,416

TOTAL COMMON STOCKS (Cost $6,273,802,548)		$9,430,637,153

PREFERRED STOCKS: 0.3%
CONSUMER DISCRETIONARY: 0.3%
MEDIA: 0.3%
NBC Universal Enterprise, Inc. 5.25%(d)	52,610	52,083,900

TOTAL PREFERRED STOCKS (Cost $52,617,082)		$52,083,900

FIXED INCOME SECURITIES: 29.3%

	PAR VALUE	VALUE
U.S. TREASURY: 2.1%
U.S. Treasury Note
0.25%, 1/31/14	$119,075,000	$119,093,576
0.25%, 2/28/14	135,000,000	135,031,590
0.125%, 7/31/14	50,000,000	50,005,850

		304,131,016

	PAR VALUE	VALUE
GOVERNMENT-RELATED: 2.6%
FEDERAL AGENCY: 0.2%
Arkansas Dev. Finance Authority 9.75%, 11/15/14	$54,443	$55,416
Small Business Admin. - 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	277,864	290,316
Series 1997-20F 1, 7.20%, 6/1/17	429,897	460,534
Series 1997-20I 1, 6.90%, 9/1/17	712,583	762,748
Series 1998-20D 1, 6.15%, 4/1/18	686,005	728,259
Series 1998-20I 1, 6.00%, 9/1/18	578,340	615,684
Series 1999-20F 1, 6.80%, 6/1/19	495,806	540,162
Series 2000-20D 1, 7.47%, 4/1/20	1,746,040	1,929,184
Series 2000-20E 1, 8.03%, 5/1/20	782,906	877,417
Series 2000-20G 1, 7.39%, 7/1/20	1,149,003	1,269,623
Series 2000-20I 1, 7.21%, 9/1/20	853,576	941,659
Series 2001-20E 1, 6.34%, 5/1/21	1,947,998	2,126,963
Series 2001-20G 1, 6.625%, 7/1/21	1,918,169	2,108,479
Series 2003-20J 1, 4.92%, 10/1/23	6,469,822	6,939,111
Series 2007-20F 1, 5.71%, 6/1/27	5,689,226	6,273,612

		25,919,167
FOREIGN AGENCY: 0.6%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	15,000,000	15,890,865
Petroleo Brasileiro SA(b) (Brazil)
5.375%, 1/27/21	38,035,000	37,745,477
4.375%, 5/20/23	29,800,000	26,548,582

		80,184,924
LOCAL AUTHORITY: 1.7%
L.A. Unified School District GO 6.758%, 7/1/34	19,000,000	23,353,660
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	4,410,778
7.102%, 1/1/41	22,436,000	28,570,900
State of California GO
7.50%, 4/1/34	41,295,000	52,687,052
7.55%, 4/1/39	25,975,000	33,597,883
7.30%, 10/1/39	13,730,000	17,259,983
7.625%, 3/1/40	8,790,000	11,496,177
State of Illinois GO
4.961%, 3/1/16	3,215,000	3,422,335
5.365%, 3/1/17	37,215,000	40,387,579
5.665%, 3/1/18	26,160,000	28,487,717

		243,674,064
SOVEREIGN: 0.1%
Kingdom of Spain(b) (Spain) 4.00%, 3/6/18(d)	18,350,000	18,643,068

		368,421,223

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
MORTGAGE-RELATED: 11.2%
FEDERAL AGENCY CMO & REMIC: 3.0%
Dept. of Veterans Affairs
Series 1995-1 1, 7.224%, 2/15/25	$548,669	$622,182
Series 1995-2C 3A, 8.793%, 6/15/25	241,526	291,616
Series 2002-1 2J, 6.50%, 8/15/31	14,261,009	16,227,118
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	813,940	960,016
Trust 2002-33 A1, 7.00%, 6/25/32	2,618,775	3,005,199
Trust 2002-86 PE, 6.00%, 8/25/32	362,870	365,728
Trust 2005-W4 1A2, 6.50%, 8/25/35	9,667,813	10,930,593
Trust 2009-66 ET, 6.00%, 5/25/39	11,365,439	12,222,166
Trust 2009-30 AG, 6.50%, 5/25/39	6,177,682	6,734,414
Trust 2001-T7 A1, 7.50%, 2/25/41	2,260,994	2,651,952
Trust 2001-T4 A1, 7.50%, 7/25/41	2,137,206	2,530,424
Trust 2001-T8 A1, 7.50%, 7/25/41	2,157,036	2,517,333
Trust 2001-W3 A, 7.00%, 9/25/41	1,778,767	2,032,101
Trust 2001-T10 A2, 7.50%, 12/25/41	1,932,783	2,251,682
Trust 2013-106 MA, 4.00%, 2/25/42	15,852,018	16,720,629
Trust 2002-W6 2A1, 6.502%, 6/25/42	2,276,675	2,641,455
Trust 2002-W8 A2, 7.00%, 6/25/42	2,665,632	3,089,326
Trust 2003-W2 1A1, 6.50%, 7/25/42	4,369,224	4,927,226
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,729,204	1,979,507
Trust 2003-W4 4A, 7.085%, 10/25/42	2,658,777	3,052,072
Trust 2012-121 NB, 7.00%, 11/25/42	5,180,310	5,754,542
Trust 2012-134 FK, 0.515%, 12/25/42	18,705,705	18,505,367
Trust 2013-15 FA, 0.515%, 3/25/43	26,657,668	26,340,388
Trust 2013-98 FA, 0.715%, 9/25/43	12,372,427	12,368,332
Trust 2013-92 FA, 0.715%, 9/25/43	53,056,868	53,038,563
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,938,807	3,323,270
Trust 2004-W2 5A, 7.50%, 3/25/44	6,946,458	8,126,327
Trust 2004-W8 3A, 7.50%, 6/25/44	1,058,970	1,231,913
Trust 2009-11 MP, 7.00%, 3/25/49	15,063,232	16,782,338
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	288,510	305,056
Series 16 PK, 7.00%, 8/25/23	3,753,998	4,247,172
Series T-48 1A4, 5.538%, 7/25/33	39,453,158	43,077,325
Series 4240 FA, 0.667%, 8/15/43	11,950,854	11,882,447
Series 314 F2, 0.777%, 9/15/43	25,647,778	25,642,055
Series T-51 1A, 6.50%, 9/25/43	258,987	293,818
Series T-59 1A1, 6.50%, 10/25/43	14,058,985	15,447,985
Series 4281 BC, 6.876%, 12/15/43	76,760,905	84,871,774

		426,991,411
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.2%
Fannie Mae, 15 Year
4.00%, 2/1/27	57,162,337	60,589,622
4.50%, 1/1/25-1/1/27	33,328,952	35,491,957
6.00%, 7/1/16-3/1/22	10,247,643	10,824,976
6.50%, 12/1/14-11/1/18	11,650,161	12,287,120
7.00%, 11/1/18	907,363	958,353
7.50%, 9/1/15-8/1/17	3,951,964	4,108,664
Fannie Mae, 20 Year
4.00%, 11/1/30-11/1/31	162,897,864	169,634,632
4.50%, 1/1/31-6/1/31	58,665,404	62,776,358
6.50%, 1/1/22-10/1/26	4,566,267	5,128,399

	PAR VALUE	VALUE
Fannie Mae, 30 Year
5.50%, 7/1/33-8/1/37	$31,735,304	$34,919,280
6.00%, 9/1/36-3/1/40	52,605,354	58,551,505
6.50%, 12/1/28-8/1/39	65,127,556	72,136,765
7.00%, 4/1/37-8/1/37	16,828,383	18,761,954
Fannie Mae, Hybrid ARM
1.916%, 1/1/35	4,836,797	5,107,847
2.051%, 12/1/34	3,043,350	3,169,558
2.13%, 9/1/34	2,894,771	3,072,563
2.329%, 8/1/35	2,617,476	2,768,952
2.487%, 1/1/35	2,189,816	2,329,515
2.967%, 8/1/38	6,438,655	6,835,333
3.324%, 6/1/41	31,925,354	33,369,390
3.603%, 12/1/40	8,367,831	8,718,887
3.698%, 11/1/40	3,744,800	3,920,720
4.257%, 7/1/39	5,389,413	5,708,654
5.617%, 5/1/37	3,522,367	3,659,779
6.308%, 9/1/36	934,839	967,404
Fannie Mae, Multifamily DUS
Pool 735387, 4.909%, 4/1/15	5,131,298	5,301,627
Pool 461628, 5.32%, 4/1/14	1,418,576	1,423,215
Pool 462086, 5.355%, 11/1/15	17,751,609	18,842,095
Freddie Mac, Hybrid ARM
2.33%, 4/1/37	3,529,853	3,715,781
2.711%, 5/1/34	3,946,438	4,200,576
2.94%, 2/1/38	8,589,414	9,088,449
3.568%, 10/1/38	4,269,837	4,556,582
3.628%, 10/1/41	3,265,191	3,405,637
5.326%, 10/1/35	6,400,919	6,724,190
5.834%, 7/1/38	1,209,133	1,296,185
6.033%, 9/1/37	2,077,898	2,132,103
6.101%, 1/1/38	1,476,399	1,545,322
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	82,146,421	86,792,034
4.50%, 9/1/24-9/1/26	24,038,237	25,781,188
6.00%, 2/1/18	1,377,117	1,446,722
6.50%, 7/1/14-9/1/18	5,696,553	5,978,215
7.00%, 4/1/15	19	19
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	20,156,068	21,692,475
5.00%, 11/1/25	20,830,758	22,724,984
6.50%, 10/1/26	8,296,085	9,218,778
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-3/1/42	141,817,472	150,182,529
5.50%, 11/1/37-3/1/41	88,875,523	96,889,592
6.00%, 9/1/37-3/1/40	34,503,608	38,115,523
6.50%, 12/1/32-4/1/33	12,377,395	13,915,654
7.00%, 11/1/37-9/1/38	14,978,362	16,554,270
7.47%, 3/17/23	143,313	152,792
7.75%, 7/25/21	547,777	627,317
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	1,469,335	1,682,043
7.97%, 4/15/20-1/15/21	745,096	819,289

		1,180,603,373

		1,607,594,784

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
ASSET-BACKED: 0.4%
CREDIT CARD: 0.3%
Chase Issuance Trust Series 2012-A8, 0.54%, 10/16/17	$41,753,000	$41,696,132

STUDENT LOAN: 0.1%
SLM Student Loan Trust Securities (Private Loans)
Series 2012-E A2A,2.09%, 6/15/45(d)	13,775,000	13,578,872
Series 2012-B A2, 3.48%, 10/15/30(d)	9,725,000	10,157,636

		23,736,508

		65,432,640
CORPORATE: 13.0%
FINANCIALS: 4.7%
Ally Financial, Inc. 4.50%, 2/11/14	43,330,000	43,492,488
American International Group, Inc. 4.25%, 9/15/14	4,750,000	4,868,726
Bank of America Corp.
5.30%, 3/15/17	29,000,000	31,964,438
7.625%, 6/1/19	12,440,000	15,429,668
6.625%, 5/23/36(c)	37,275,000	40,049,676
Boston Properties, Inc.
5.625%, 4/15/15	5,900,000	6,260,006
5.875%, 10/15/19	7,960,000	9,209,048
5.625%, 11/15/20	3,850,000	4,331,419
3.85%, 2/1/23	7,800,000	7,620,974
3.125%, 9/1/23	15,725,000	14,363,042
3.80%, 2/1/24	6,400,000	6,137,357
Capital One Financial Corp.
4.75%, 7/15/21	759,000	807,082
3.50%, 6/15/23	47,877,000	44,942,523
Cigna Corp.
7.65%, 3/1/23	9,705,000	11,730,278
7.875%, 5/15/27	21,888,000	27,184,705
8.30%, 1/15/33	8,845,000	10,615,548
6.15%, 11/15/36	1,590,000	1,791,728
Citigroup, Inc.
6.125%, 11/21/17	17,450,000	20,114,772
4.05%, 7/30/22	12,195,000	12,059,111
7.875%, 10/30/40(c)	40,695,925	44,194,147
Equity Residential
4.625%, 12/15/21	14,054,000	14,816,542
3.00%, 4/15/23	14,775,000	13,491,658
General Electric Co.
5.50%, 1/8/20	25,095,000	28,737,865
4.375%, 9/16/20	8,475,000	9,185,112
4.625%, 1/7/21	5,750,000	6,270,070
4.65%, 10/17/21	9,825,000	10,703,827
Health Net, Inc. 6.375%, 6/1/17	13,275,000	14,303,813

	PAR VALUE	VALUE
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	$3,625,000	$4,029,003
6.50%, 5/2/36	30,190,000	35,761,021
6.50%, 9/15/37	8,940,000	10,573,660
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	29,527,171
Legg Mason, Inc. 5.50%, 5/21/19	17,377,000	19,051,105
Royal Bank of Scotland PLC(b) (United Kingdom)
4.375%, 3/16/16	2,900,000	3,094,851
5.625%, 8/24/20	11,540,000	12,919,284
6.125%, 12/15/2	39,228,000	40,091,055
6.00%, 12/19/23	3,725,000	3,751,522
SLM Corp.
3.875%, 9/10/15	7,625,000	7,882,344
6.00%, 1/25/17	14,285,000	15,463,513
4.625%, 9/25/17	3,900,000	4,048,286
8.45%, 6/15/18	11,855,000	13,811,075
Unum Group
7.19%, 2/1/28	8,305,000	9,077,144
7.25%, 3/15/28	2,030,000	2,334,167
6.75%, 12/15/28	11,368,000	12,550,806

		678,641,630
INDUSTRIALS: 8.3%
AT&T, Inc.
6.55%, 2/15/39	7,675,000	8,713,420
5.35%, 9/1/40	26,250,000	25,972,590
Boston Scientific Corp.
6.25%, 11/15/15	1,055,000	1,152,340
6.40%, 6/15/16	24,811,000	27,670,741
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	849,264	1,007,957
4.967%, 4/1/23	8,095,740	8,865,156
5.72%, 1/15/24	10,753,587	11,993,170
5.342%, 4/1/24	11,461,319	12,490,202
5.629%, 4/1/24	17,755,791	19,634,827
Canadian Pacific Railway, Ltd.(b) (Canada) 5.75%, 1/15/42	4,850,000	5,215,035
Cemex SAB de CV(b) (Mexico) 6.50%, 12/10/19(d)	17,500,000	18,077,500
Comcast Corp.
6.30%, 11/15/17	5,865,000	6,830,590
5.875%, 2/15/18	4,475,000	5,132,798
6.45%, 3/15/37	4,998,000	5,800,394
6.95%, 8/15/37	1,700,000	2,089,810
Cox Communications, Inc.
5.50%, 10/1/15	4,705,000	5,050,258
5.875%, 12/1/16(d)	24,570,000	27,349,014
3.25%, 12/15/22(d)	15,740,000	14,242,874
2.95%, 6/30/23(d)	32,991,000	28,828,888

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CSX Corp. 9.75%, 6/15/20	$5,231,000	$7,008,619
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,083,795
7.875%, 1/1/23	8,660,000	9,569,300
7.75%, 7/15/26	50,000	53,000
7.75%, 5/15/27	540,000	572,400
7.00%, 12/1/28	15,135,000	15,437,700
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	27,829,104
7.375%, 11/1/29	15,330,000	19,661,192
9.40%, 5/15/39	6,127,000	9,153,180
Eaton Corp. PLC(b) (Ireland)
1.50%, 11/2/17	2,885,000	2,828,258
2.75%, 11/2/22	7,500,000	6,996,435
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	14,100,000	14,614,932
6.00%, 10/7/39(d)	2,500,000	2,397,838
8.75%, 9/24/73(d)	8,100,000	8,807,673
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,655,670
6.72%, 7/15/23	11,868,172	13,676,924
Ford Motor Credit Co. LLC(f)
5.625%, 9/15/15	19,250,000	20,718,198
8.125%, 1/15/20	8,320,000	10,403,744
5.75%, 2/1/21	35,625,000	39,909,512
5.875%, 8/2/21	11,350,000	12,867,597
4.25%, 9/20/22	9,593,000	9,637,089
4.375%, 8/6/23	3,775,000	3,795,230
HCA, Inc.
5.75%, 3/15/14	200,000	201,800
6.375%, 1/15/15	10,375,000	10,893,750
6.50%, 2/15/16	43,180,000	47,228,125
Hewlett-Packard Co. 3.30%, 12/9/16	14,955,000	15,652,292
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,839,405
6.50%, 7/15/16	35,915,000	39,686,075
Liberty Interactive Corp.
8.50%, 7/15/29	9,462,000	10,195,305
8.25%, 2/1/30	7,291,000	7,764,915
Macy’s, Inc. 6.90%, 1/15/32	49,699,000	56,216,744
Naspers, Ltd.(b) (South Africa) 6.00%, 7/18/20(d)	12,300,000	13,401,911
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,832,586
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	4,901,000	6,144,477
3.125%, 10/15/22	22,133,000	20,467,580
Sprint Corp. 6.00%, 12/1/16	15,150,000	16,532,438

	PAR VALUE	VALUE
Telecom Italia SPA(b) (Italy)
6.175%, 6/18/14	$3,678,000	$3,760,755
6.999%, 6/4/18	17,100,000	18,938,250
7.175%, 6/18/19	25,427,000	28,541,807
7.20%, 7/18/36	6,050,000	5,823,125
7.721%, 6/4/38	1,000,000	1,000,000
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	24,172,943
8.25%, 4/1/19	33,815,000	39,614,442
6.55%, 5/1/37	12,200,000	11,289,307
7.30%, 7/1/38	12,400,000	12,365,020
Time Warner, Inc.
7.625%, 4/15/31	36,348,000	46,000,793
7.70%, 5/1/32	14,374,000	18,455,799
Twenty-First Century Fox, Inc.
6.40%, 12/15/35	5,355,000	6,087,318
6.15%, 3/1/37	15,000,000	16,486,335
6.65%, 11/15/37	1,638,000	1,911,975
Union Pacific Corp.
5.866%, 7/2/30	28,854,269	32,247,243
6.176%, 1/2/31	10,233,855	11,661,490
Verizon Communications, Inc.
5.15%, 9/15/23	10,250,000	11,005,343
6.55%, 9/15/43	57,550,000	67,331,140
Vulcan Materials Co.
6.50%, 12/1/16	5,250,000	5,880,000
7.50%, 6/15/21	13,905,000	15,851,700
Xerox Corp.
6.35%, 5/15/18	28,585,000	32,669,225
5.625%, 12/15/19	13,665,000	15,068,682
4.50%, 5/15/21	27,476,000	28,280,690

		1,198,295,739

		1,876,937,369

TOTAL FIXED INCOME SECURITIES (Cost $4,045,403,772)		$4,222,517,032

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS: 5.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$14,359,007	$14,359,007

REPURCHASE AGREEMENT: 5.5%
Fixed Income Clearing Corporation(e) 0.00%, dated 12/31/13, due 1/2/14, maturity value $790,850,000	790,850,000	790,850,000

TOTAL SHORT-TERM INVESTMENTS (Cost $805,209,007)		$805,209,007

TOTAL INVESTMENTS (Cost $11,177,032,409)	100.7%	$14,510,447,092
OTHER ASSETS LESS LIABILITIES	(0.7%)	(106,521,986)

NET ASSETS	100.0%	$14,403,925,106

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, all such securities in total represented $227,023,511 or 1.6% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.00%-4.25%, 12/31/15-5/31/18. Total collateral value is $806,671,962.
(f)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note - Short Position	622	Mar 2014	$(76,535,156)	$911,181

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
ASSETS:
Investments, at value (cost $11,177,032,409)	$14,510,447,092
Cash held at broker	917,478
Receivable for investments sold	28,505,617
Receivable for Fund shares sold	13,339,868
Receivable from broker for futures variation margin	106,903
Dividends and interest receivable	53,469,404
Prepaid expenses and other assets	78,317

14,606,864,679

LIABILITIES:
Payable for investments purchased	183,848,875
Payable for Fund shares redeemed	12,419,106
Management fees payable	6,024,539
Accrued expenses	647,053

202,939,573

NET ASSETS	$14,403,925,106

NET ASSETS CONSIST OF:
Paid in capital	$10,993,121,632
Undistributed net investment income	3,632,727
Undistributed net realized gain	72,843,782
Net unrealized appreciation	3,334,326,965

$14,403,925,106

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	146,528,052
Net asset value per share	$98.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,999,114)	$190,555,923
Interest	127,625,815

318,181,738

EXPENSES:
Management fees	66,981,438
Custody and fund accounting fees	303,654
Transfer agent fees	1,939,649
Professional services	238,488
Shareholder reports	229,910
Registration fees	140,758
Trustees’ fees	215,000
Miscellaneous	338,275

70,387,172

NET INVESTMENT INCOME	247,794,566

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments	1,089,331,544
Treasury futures contracts	9,899,392
Net change in unrealized appreciation/depreciation
Investments	1,976,657,915
Treasury futures contracts	(705,233)

Net realized and unrealized gain	3,075,183,618

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,322,978,184

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$247,794,566	$275,246,139
Net realized gain	1,099,230,936	1,077,624,088
Net change in unrealized appreciation/depreciation	1,975,952,682	746,295,668

	3,322,978,184	2,099,165,895

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(246,397,862)	(275,763,170)
Net realized gain	(9,642,637)	—

Total distributions	(256,040,499)	(275,763,170)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,558,477,176	943,080,584
Reinvestment of distributions	242,306,286	262,462,160
Cost of shares redeemed	(2,681,100,500)	(3,032,125,676)

Net decrease from Fund share transactions	(880,317,038)	(1,826,582,932)

Total increase in net assets	2,186,620,647	(3,180,207)

NET ASSETS:
Beginning of year	12,217,304,459	12,220,484,666

End of year (including undistributed net investment income of $3,632,727 and $2,236,023, respectively)	$14,403,925,106	$12,217,304,459

SHARE INFORMATION:
Shares sold	17,648,446	12,767,972
Distributions reinvested	2,717,903	3,526,509
Shares redeemed	(30,347,088)	(40,973,081)

Net decrease in shares outstanding	(9,980,739)	(24,678,600)

PAGE 13 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Fixed income securities (including certain preferred stocks) are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2013, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 0.1% to 4% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2013:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,430,637,153		$—
Preferred Stocks	—		52,083,900
Fixed Income Securities
U.S. Treasury	304,131,016		—
Government-Related	—		368,421,223
Mortgage-Related	—		1,607,594,784
Asset-Backed	—		65,432,640
Corporate	—		1,876,937,369
Short-term Investments
Money Market Fund	14,359,007		—
Repurchase Agreement	—		790,850,000

Total Securities	$9,749,127,176		$4,761,319,916

Other Financial Instruments
Treasury Futures Contracts	$911,181	(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013. There were no Level 3 securities at December 31, 2013 and 2012, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation on Treasury futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2013, the cost of investments for federal income tax purposes was $11,177,032,412.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$246,397,862	$275,763,170
	($1.650 per share)	($1.655 per share)

Long-term capital gain	$9,642,637	—
	($0.066 per share)

At December 31, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,419,085,203
Unrealized depreciation	(85,670,523)

Net unrealized appreciation	3,333,414,680
Undistributed ordinary income	3,632,727
Undistributed long-term capital gain	73,756,067

During 2013, the Fund utilized all of its capital loss carryforward, which amounted to $1,004,697,824.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2013, amounted to $43,588 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,932,348,809 and $3,947,592,073, respectively. For the year ended December 31, 2013, purchases and sales of U.S. government securities aggregated $1,602,288,029 and $917,023,848, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$78.06	$67.45	$70.22	$64.03	$51.26
Income from investment operations:
Net investment income	1.66	1.65	1.62	1.41	1.46
Net realized and unrealized gain (loss)	20.30	10.62	(2.77)	6.30	12.82

Total from investment operations	21.96	12.27	(1.15)	7.71	14.28

Distributions to shareholders from:
Net investment income	(1.65)	(1.66)	(1.62)	(1.52)	(1.51)
Net realized gain	(0.07)	—	—	—	—

Total distributions	(1.72)	(1.66)	(1.62)	(1.52)	(1.51)

Net asset value, end of year	$98.30	$78.06	$67.45	$70.22	$64.03

Total return	28.37%	18.32%	(1.66)%	12.23%	28.37%
Ratios/supplemental data:
Net assets, end of year (millions)	14,404	$12,217	$12,220	$14,849	$15,448
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.85%	2.21%	2.26%	2.13%	2.61%
Portfolio turnover rate	25%	16%	19%	12%	19%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

DODGE & COX BALANCED FUND ▪ PAGE 18

SPECIAL 2013 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $192,534,850 of its distributions paid to shareholders in 2013 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 53% of its ordinary dividends paid to shareholders in 2013 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2014. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on October 30, 2013, and again on December 17, 2013, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors,

PAGE 19 ▪ DODGE & COX BALANCED FUND

discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $140 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable short-term and longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and

DODGE & COX BALANCED FUND ▪ PAGE 20

that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and sub-advised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the

PAGE 21 ▪ DODGE & COX BALANCED FUND

considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (61)	Chairman, President, and Trustee (Trustee since 2005)	Chairman Emeritus (since 2013), Chairman (2011-2013), Chief Executive Officer (2010-2013), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC) (until 2013)	—
Dana M. Emery (52)	Senior Vice President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (70)	Trustee (Trustee since 1985)	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Stock Investment Policy Committee (GSIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Charles F. Pohl (55)	Senior Vice President (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	—
Diana S. Strandberg (54)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	—
David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
L. Dale Crandall (72)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (since 2002); Bridgepoint Education, Inc. (education services) (since 2008); and Endurance International Group, Inc. (internet services) (since 2013)
Thomas A. Larsen (64)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (53)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013); Director, Solazyme Inc. (renewable oils)

(since 2011)

Robert B. Morris III (61)	Trustee (Since 2011)	Adviser to various financial services firms	—
Gary Roughead (62)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
John B. Taylor (67)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 23 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/13 IF AR       Printed on recycled paper

2013

Annual Report

December 31, 2013

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 2.0% for the six months ending December 31, 2013, compared to a total return of 0.4% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Aggregate). For 2013, the Fund had a total return of 0.6%, compared to -2.0% for the Barclays U.S. Aggregate. At year end, the Fund had net assets of $24.7 billion with a cash position of 2.2%.

MARKET COMMENTARY

Price declines associated with substantially higher U.S. interest rates led to a -2.0% return for the broad U.S. bond market, its worst calendar-year return since 1994 and the first negative return since 1999. Stronger U.S. economic data contributed to higher U.S. Treasury yields, but Federal Reserve (the Fed) policy was the dominant source of interest rate volatility. In the spring, the Fed signaled that it might begin tapering its $85 billion-a-month asset purchase program (i.e., quantitative easing or QE3), and bond prices fell in connection with this expectation. September brought a market surprise, and buoyant bond prices, when the Fed opted not to taper its asset purchases until it saw sustained progress in economic conditions. In December, an improving labor market and rising housing prices and consumer spending led the Fed to announce a modest taper, reducing monthly asset purchases by $10 billion starting in January. At the same time, Fed officials strongly signaled a commitment to continued policy accommodation, particularly with regards to the federal funds rate.

In the wake of this, the U.S. Treasury sector(a) was the worst-performing broad market sector with a -2.8% annual return. Longer-term Treasuries suffered significant losses—for example, the 10-year U.S. Treasury had a total return of -7.8% in 2013. Other market segments performed better, but were still negative. Investment-grade corporate bonds posted a -1.5% return, while Agency-guaranteed(b) mortgage-backed securities (MBS) returned -1.4%. Within the Corporate sector, Financial Institutions performed best, managing a positive 0.9% return, versus Industrials (-2.6% return) and Utilities (-3.2% return). Robust investment-grade new issuance fed strong investor demand as net new issuance for investment-grade debt hit another record in 2013. Within the MBS market, higher-coupon securities outperformed lower coupons despite the negative effect of faster prepayments on these securities.

INVESTMENT STRATEGY

The Fund delivered a small positive return in a very challenging market environment for bonds in 2013. In addition, relative returns were quite strong (2.7 percentage points above the Barclays U.S. Aggregate), driven primarily by the Fund’s shorter relative duration(c) and an overweight to corporates, specifically Financial Institutions.

A key tenet of our firm’s investment approach has been a focus on long-term capital preservation and controlling downside risk. The Fund’s positioning reflects these goals in multiple ways. The Fund’s defensive posture toward interest rate risk seeks to preserve the value of principal in a rising interest rate environment. Its durable yield advantage seeks to enhance absolute returns through a higher income stream. And the in-depth research and collective judgment behind the Fund’s diversified portfolio of holdings gives us confidence in the long-term return prospects for the Fund. This overall positioning provided an important source of absolute return during a rare “down” year for bonds.

Another pillar of our approach is a long-term investment horizon; we construct the Fund’s portfolio with the goal of outperforming the broad market over a three- to five-year timeframe. Not surprisingly, the Fund’s strong relative performance in 2013 was largely the result of longstanding portfolio themes (supplemented by well-timed incremental shifts when relative value opportunities arose) being rewarded by the market. As always, we built these positions from the bottom up, based on our assessment of both fundamental and relative value at the individual security level. In light of shifting valuations in a volatile year for the bond markets, we did make a number of incremental changes, described in greater detail in the following sections.

Corporate Focus: Pockets of Opportunity Despite Fuller Valuations

While the Fund’s corporate bond weighting,(d) year-over-year, remained at 47%, we modestly shifted the mix within various sub-sectors of the corporate portfolio during the year. For example, we selectively reduced the Fund’s Financial sector holdings by three percentage points due to higher valuations (yield premiums for Financials are now below those of Industrials) and better opportunities elsewhere in the credit and Agency MBS

PAGE 1 ▪ DODGE & COX INCOME FUND

markets. Despite the reduction, we view the prospects for the Fund’s holdings in this area with optimism, given the financial strength and positive credit trends of the Fund’s holdings. Away from Financials, we added just over three percentage points to the Fund’s other corporate holdings in 2013 through a combination of small adds to existing positions and new issuers entering the Fund’s portfolio. Examples of new and/or increased positions included Enel(e) and Verizon, among numerous others.

One area of increased focus for the Fund in recent years has been international credit. We hold just under 11% of the Fund in U.S. dollar-denominated securities of non-U.S. issuers, compared to less than 2% five years ago. We continue to find non-U.S. domiciled investments an area of opportunity as macro and geopolitical events in recent years have created uncertainty. In addition to non-U.S. domiciled corporates, we also hold positions in sovereign or sovereign-related credits such as the Kingdom of Spain, a new holding in 2013, and Petrobras. Analysis of both the credit characteristics of each issuer and the sovereign/macro dynamics are critical to developing a thesis on these types of investments, and we have a strong and experienced team in place to evaluate these factors.

2013’s strong (relative) performance in the corporate sector has raised valuations. Nevertheless, we believe a large weighting—and a significant overweight relative to the Barclays U.S. Aggregate—remains warranted. The economic environment continues to improve, creating a solid underpinning for already-strong corporate credit fundamentals. Valuations are reasonable, both in a historical context (yield premiums are close to long-term medians) and relative to the underlying strength of the issuers we hold in the Fund. At the same time, we continue to be mindful of the risks inherent in corporate bond investing today, most notably event risk and releveraging risk, both of which could negatively affect the prospects for individual holdings.

Agency MBS: Weighting Increase and Compositional Changes

Another area of emphasis and incremental change for the Fund has been the Agency MBS portfolio. MBS comprise 36% of the Fund at year-end, representing a seven percentage point increase during 2013. We added to MBS at several distinct points in 2013, opportunistically taking advantage of relative value changes. In addition to the weighting increase, we made important compositional changes as well. For example, the Fund’s weighting in seasoned, high coupon 30-year MBS with exposure to the Administration’s HARP(f) program was particularly dynamic last year. We added significantly to this portion of the Fund’s MBS portfolio in the first half of 2013, taking advantage of a drop in their valuations which, in our view, provided sufficient compensation for faster-than-expected prepayment rates. Later, as valuations increased for these HARP-eligible, high coupon 30-year MBS in the third quarter (thus providing far less of a safety cushion for an extended period of higher prepayment rates), we substantially reduced these holdings in favor of somewhat lower coupon 30-year MBS that are not HARP-eligible.

The Fund’s MBS differ markedly from those in the Barclays U.S. Aggregate; the Fund features a much higher proportion of premium coupon 30-year and 15-year MBS, with less overall interest rate exposure. As with corporates, we analyze MBS on an individual basis to assess the attractiveness of their total return prospects. A key part of this is determining whether valuations provide adequate compensation for the attendant risks. For Agency MBS, the primary risk is from the variability of principal prepayments: receiving principal at an inopportune time (when rates are low and reinvestment occurs at these lower rates) or, conversely, having principal returned at a slower pace than expected (when rates are higher and reinvestment looks attractive). MBS investors must constantly balance the promised yield of an MBS and the potentially negative effects of prepayment risk to the security’s prospective return. In doing so, we focus on specific loan or borrower characteristics that might mitigate prepayment risk and, importantly, whose beneficial effects might not be fully appreciated (and therefore priced in) by the market. For example, we are attracted to higher coupon 15-year Agency MBS as their prepayment risk declines as loan balances amortize and the borrower’s potential refinancing savings decrease.

Defensively Positioned Regarding Interest Rate Risk

We have continued to position the Fund with a shorter relative duration, as described earlier. In our view, the health of the corporate sector, the reduced drag from fiscal restraint, and brighter global economic prospects bode well for the broad U.S. economy. In this environment, and in light of Treasury yields that remain below historical averages on both a nominal and inflation-adjusted basis, there remains a substantial risk that Treasury yields rise further.

DODGE & COX INCOME FUND ▪ PAGE 2

Though we lengthened Fund duration slightly in 2013—as absolute and real yields rose and as we identified attractive individual opportunities—we positioned the Fund with a duration that was approximately 80% of the Barclays U.S. Aggregate’s at year end.

IN CLOSING

As we mark another passing year, it seems appropriate to reflect on the past five years since the financial crisis. It has been a period of high volatility in fixed income markets, with the 10-year Treasury note fluctuating between 1.4% and 4.0% and corporate bond yield premiums ranging between 5.5 and 1.1 percentage points over Treasuries. Over this time, the Fund has posted an annualized return of 7.2%, nearly three percentage points per year in excess of the Barclays U.S. Aggregate’s return. One key to this success has been our willingness to deviate—at times meaningfully—from the Fund’s benchmark. We build the Fund’s portfolio from the bottom up, based on our appraisal of fundamental and relative value and the long-term prospects of individual securities and sectors. These decisions, collectively, form the Fund’s aggregate positioning and often result in substantial differences between the Fund and the benchmark. This approach has been critical in achieving the strong results of the past five years. To cite two examples: we started building a sizable Financials weighting in 2007 at the onset of the financial crisis when valuations began to decline; at its peak, the Fund’s weighting in Financial issuers (which we selected on an individual basis) was three times that of the benchmark. Another example is our significant underweighting of Treasuries despite their growing presence in the Barclays U.S. Aggregate. Both of these relative positions have benefited the Fund over the past five years, as Financials were among the best-performing segments of the bond market over this time, and long-term Treasuries were the worst-performing segment. In this way we have been able to achieve attractive absolute and relative returns for the Fund over the past five years and, importantly, in 2013’s challenging bond market.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

January 30, 2014

(a)	Sector returns as calculated and reported by Barclays.
(b)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2013.
(e)	The use of specific examples does not imply that they are more attractive than the Fund’s other holdings.
(f)	Home Affordable Refinance Program.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the Barclays U.S. Aggregate by 2.7 percentage points in 2013.

Key Contributors To Relative Results

▪	The Fund’s shorter relative duration (72% of the Barclays U.S. Aggregate’s duration) added to relative returns.
▪

Many of the Fund’s corporate bond holdings performed well, including Citigroup floating rate notes, Dillard’s, HCA, Hewlett-Packard, Sprint, Verizon (purchased in September), and Vulcan Materials. State of California general obligation bonds also outperformed similar-duration alternatives.

▪

The Fund’s large overweight position in the Financial Institutions sub-sector (nearly three times that of the Barclays U.S. Aggregate) added to relative returns, as did the higher weighting in corporate bonds (47% versus 22% for the Barclays U.S. Aggregate).

▪	The Fund’s nominal yield advantage was a positive factor.
▪	The Fund’s Agency MBS outperformed similar-duration alternatives.

Key Detractors From Relative Results

▪	While issue-specific performance was positive overall, certain holdings underperformed for the year, including AT&T, Cox Communications, Petrobras, Time Warner Cable, and Twenty-First Century Fox.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2013

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	0.64%	7.20%	5.10%	6.25%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	-2.02	4.46	4.55	5.74

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,019.70	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.03	2.20
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	December 31, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$13.53
Total Net Assets (billions)	$24.7
30-Day SEC Yield(a)	2.74%
Expense Ratio	0.43%
Portfolio Turnover Rate	38%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Fixed Income Securities	766	8,727
Effective Maturity (years)(b)	7.9	7.6
Effective Duration (years)(c)	4.4	5.6

FIVE LARGEST CORPORATE ISSUERS(d)	Fund
Bank of America Corp.	2.2
Ford Motor Credit Co. LLC	2.0
Time Warner Cable, Inc.	2.0
Citigroup, Inc.	1.8
Xerox Corp.	1.8

CREDIT QUALITY (%)(e)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(b)	40.4		69.5
Aaa	1.8		4.0
Aa	2.1		3.8
A	13.2		11.1
Baa	27.9		11.6
Ba	9.7		0.0
B	2.7		0.0
Caa	0.0	(g)	0.0
Cash Equivalents	2.2		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
U.S. Treasury(b)	3.4	35.7
Government-Related	9.6	10.0
Mortgage-Related	36.3	29.8
Corporate	46.7	22.3
Asset-Backed/Commercial Mortgage-Backed(f)	1.8	2.2
Cash Equivalents	2.2	0.0

MATURITY DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	8.5	0.0
1-5	39.0	43.9
5-10(b)	32.6	37.4
10-15	3.6	8.2
15-20	4.3	1.6
20-25	6.7	2.5
25 and Over	5.3	6.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 2.2% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 0.2 years lower.

(c)	Data as presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, Standard & Poor’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 69.0% in securities rated A—or better and 8.4% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the Barclays U.S. Aggregate but are not currently held by the Fund.
(g)	Rounds to 0.0%.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES: 97.8%

	PAR VALUE	VALUE
U.S. TREASURY: 3.4%
U.S. Treasury Note
1.00%, 5/15/14	$171,570,000	$172,139,613
0.25%, 6/30/14	211,245,000	211,409,982
0.125%, 7/31/14	246,495,000	246,523,840
0.25%, 10/31/14	200,000,000	200,171,800

		830,245,235
GOVERNMENT-RELATED: 9.6%
FEDERAL AGENCY: 0.7%
Arkansas Dev. Finance Authority 9.75%, 11/15/14	6,777	6,898
Small Business Admin. - 504 Program
Series 1994-20A 1, 6.50%, 1/1/14	45,013	45,021
Series 1994-20D 1, 7.70%, 4/1/14	11,123	11,296
Series 1994-20E 1, 7.75%, 5/1/14	56,598	57,747
Series 1994-20F 1, 7.60%, 6/1/14	34,332	35,181
Series 1994-20G 1, 8.00%, 7/1/14	62,576	63,676
Series 1994-20H 1, 7.95%, 8/1/14	30,711	31,356
Series 1994-20I 1, 7.85%, 9/1/14	23,793	24,196
Series 1994-20K 1, 8.65%, 11/1/14	30,745	31,730
Series 1994-20L 1, 8.40%, 12/1/14	25,944	26,797
Series 1995-20A 1, 8.50%, 1/1/15	22,657	23,565
Series 1995-20C 1, 8.10%, 3/1/15	47,391	48,742
Series 1997-20E 1, 7.30%, 5/1/17	112,387	119,057
Series 1997-20H 1, 6.80%, 8/1/17	22,013	23,227
Series 1997-20J 1, 6.55%, 10/1/17	278,556	297,819
Series 1997-20L 1, 6.55%, 12/1/17	13,181	13,973
Series 1998-20B 1, 6.15%, 2/1/18	41,508	43,903
Series 1998-20C 1, 6.35%, 3/1/18	1,171,964	1,244,373
Series 1998-20H 1, 6.15%, 8/1/18	519,426	552,670
Series 1998-20L 1, 5.80%, 12/1/18	296,370	318,410
Series 1999-20C 1, 6.30%, 3/1/19	287,982	312,340
Series 1999-20E 1, 6.30%, 5/1/19	7,893	8,614
Series 1999-20G 1, 7.00%, 7/1/19	660,871	718,876
Series 1999-20I 1, 7.30%, 9/1/19	199,127	217,778
Series 2000-20C 1, 7.625%, 3/1/20	16,894	18,571
Series 2000-20G 1, 7.39%, 7/1/20	12,189	13,469
Series 2001-20G 1, 6.625%, 7/1/21	2,312,997	2,542,481
Series 2001-20L 1, 5.78%, 12/1/21	5,908,283	6,444,187
Series 2002-20A 1, 6.14%, 1/1/22	41,496	45,279
Series 2002-20L 1, 5.10%, 12/1/22	1,691,312	1,836,233
Series 2003-20G 1, 4.35%, 7/1/23	115,842	122,830
Series 2004-20L 1, 4.87%, 12/1/24	2,637,874	2,823,807
Series 2005-20B 1, 4.625%, 2/1/25	4,137,612	4,390,922
Series 2005-20D 1, 5.11%, 4/1/25	191,603	205,205
Series 2005-20E 1, 4.84%, 5/1/25	6,816,732	7,257,728
Series 2005-20G 1, 4.75%, 7/1/25	7,713,708	8,217,994
Series 2005-20H 1, 5.11%, 8/1/25	95,699	103,893
Series 2005-20I 1, 4.76%, 9/1/25	8,252,927	8,789,497
Series 2006-20A 1, 5.21%, 1/1/26	8,886,241	9,583,170
Series 2006-20B 1, 5.35%, 2/1/26	2,644,636	2,887,358
Series 2006-20C 1, 5.57%, 3/1/26	12,078,080	13,200,038

	PAR VALUE	VALUE
Series 2006-20G 1, 6.07%, 7/1/26	$23,053,481	$25,659,612
Series 2006-20H 1, 5.70%, 8/1/26	180,856	197,634
Series 2006-20I 1, 5.54%, 9/1/26	394,627	431,175
Series 2006-20J 1, 5.37%, 10/1/26	7,236,685	7,823,586
Series 2006-20L 1, 5.12%, 12/1/26	5,658,737	6,013,246
Series 2007-20A 1, 5.32%, 1/1/27	12,988,004	14,139,114
Series 2007-20C 1, 5.23%, 3/1/27	19,700,524	21,351,257
Series 2007-20D 1, 5.32%, 4/1/27	20,009,360	21,822,751
Series 2007-20G 1, 5.82%, 7/1/27	13,585,344	15,033,379

		185,231,661
FOREIGN AGENCY: 2.2%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	146,385,000	155,078,951
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	43,955,000	45,227,014
5.375%, 1/27/21	288,355,000	286,160,042
4.375%, 5/20/23	58,575,000	52,183,999

		538,650,006
LOCAL AUTHORITY: 6.1%
L.A. Unified School District GO
5.75%, 7/1/34	1,830,000	2,025,938
6.758%, 7/1/34	134,085,000	164,809,237
New Jersey Turnpike Authority RB
7.414%, 1/1/40	31,485,000	41,454,725
7.102%, 1/1/41	171,503,000	218,398,780
New Valley Generation 4.929%, 1/15/21	416,575	460,265
State of California GO
7.50%, 4/1/34	137,165,000	175,004,709
7.55%, 4/1/39	229,265,000	296,547,400
7.30%, 10/1/39	37,250,000	46,826,975
7.625%, 3/1/40	60,410,000	79,008,427
7.60%, 11/1/40	26,465,000	34,865,785
State of Illinois GO
4.961%, 3/1/16	54,290,000	57,791,162
5.365%, 3/1/17	186,160,000	202,030,140
5.665%, 3/1/18	165,595,000	180,329,643

		1,499,553,186
SOVEREIGN: 0.6%
Kingdom of Spain(c) (Spain) 4.00%, 3/6/18(b)	141,165,000	143,419,546

		2,366,854,399
MORTGAGE-RELATED: 36.3%
FEDERAL AGENCY CMO & REMIC: 8.2%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	179,661	214,987
Series 1997-2 Z, 7.50%, 6/15/27	13,578,594	15,468,422
Series 1998-2 2A, 8.765%, 8/15/27	49,146	58,859
Series 1998-1 1A, 8.223%, 3/15/28	355,380	404,032

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	$666,814	$749,719
Trust 1998-58 PC, 6.50%, 10/25/28	3,450,808	3,880,851
Trust 2001-T5 A2, 6.991%, 2/19/30	66,446	75,828
Trust 2001-T5 A3, 7.50%, 6/19/30	311,062	366,888
Trust 2001-69 PQ, 6.00%, 12/25/31	4,139,807	4,599,268
Trust 2002-33 A1, 7.00%, 6/25/32	3,136,008	3,598,755
Trust 2002-69 Z, 5.50%, 10/25/32	646,183	702,560
Trust 2008-24 GD, 6.50%, 3/25/37	5,179,651	5,590,244
Trust 2009-30 AG, 6.50%, 5/25/39	26,316,494	28,688,136
Trust 2009-53 QM, 5.50%, 5/25/39	6,711,223	7,277,194
Trust 2009-40 TB, 6.00%, 6/25/39	13,616,790	14,905,579
Trust 2001-T3 A1, 7.50%, 11/25/40	169,403	196,784
Trust 2010-123 WT, 7.00%, 11/25/40	87,933,476	97,775,166
Trust 2001-T7 A1, 7.50%, 2/25/41	116,280	136,386
Trust 2001-T4 A1, 7.50%, 7/25/41	2,734,377	3,237,467
Trust 2001-T10 A1, 7.00%, 12/25/41	3,378,106	3,926,555
Trust 2013-106 MA, 4.00%, 2/25/42	35,602,328	37,553,157
Trust 2002-T12 A3, 7.50%, 5/25/42	64,364	76,355
Trust 2002-90 A1, 6.50%, 6/25/42	6,757,118	7,769,098
Trust 2002-W6 2A1, 6.502%, 6/25/42	4,170,596	4,838,829
Trust 2002-W8 A2, 7.00%, 6/25/42	2,197,187	2,546,423
Trust 2002-T16 A3, 7.50%, 7/25/42	4,929,529	5,624,573
Trust 2003-W2 1A2, 7.00%, 7/25/42	10,839,407	12,408,412
Trust 2003-W4 3A, 6.633%, 10/25/42	3,962,908	4,499,189
Trust 2012-121 NB, 7.00%, 11/25/42	2,763,121	3,069,410
Trust 2003-7 A1, 6.50%, 12/25/42	5,532,491	6,372,655
Trust 2003-W1 1A1, 5.963%, 12/25/42	8,183,900	9,158,292
Trust 2003-W1 2A, 6.716%, 12/25/42	3,981,764	4,592,726
Trust 2012-133 HF, 0.515%, 12/25/42	63,725,219	63,284,942
Trust 2012-133 JF, 0.515%, 12/25/42	22,010,347	21,872,673
Trust 2012-134 FD, 0.515%, 12/25/42	1,691,852	1,668,240
Trust 2012-134 FT, 0.515%, 12/25/42	89,222,853	89,344,642
Trust 2012-148 LF, 0.465%, 1/25/43	74,931,276	74,300,205
Trust 2013-6 FL, 0.565%, 2/25/43	204,601,820	203,433,339
Trust 2013-15 FA, 0.515%, 3/25/43	2,394,525	2,366,025
Trust 2013-98 FA, 0.715%, 9/25/43	56,534,314	56,515,601
Trust 2013-101 CF, 0.765%, 10/25/43	27,966,311	27,983,483
Trust 2013-101 FE, 0.765%, 10/25/43	44,472,627	44,570,022
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,736,089	4,224,856
Trust 2004-W2 2A2, 7.00%, 2/25/44	227,939	264,187
Trust 2004-W2 5A, 7.50%, 3/25/44	10,963,072	12,825,171
Trust 2004-W8 3A, 7.50%, 6/25/44	7,525,043	8,753,973
Trust 2004-W14 1AF, 0.565%, 7/25/44	2,456,075	2,406,639
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,715,548	1,925,560
Trust 2005-W1 1A3, 7.00%, 10/25/44	9,102,825	10,372,533
Trust 2001-79 BA, 7.00%, 3/25/45	1,134,143	1,288,061
Trust 2006-W1 1A1, 6.50%, 12/25/45	828,136	934,156
Trust 2006-W1 1A2, 7.00%, 12/25/45	5,969,911	6,695,195
Trust 2006-W1 1A3, 7.50%, 12/25/45	104,603	120,530
Trust 2006-W1 1A4, 8.00%, 12/25/45	7,081,866	8,314,040
Trust 2007-W10 1A, 6.265%, 8/25/47	28,135,578	31,583,312
Trust 2007-W10 2A, 6.296%, 8/25/47	8,326,249	9,380,127

	PAR VALUE	VALUE
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	$390,911	$436,302
Series 3312 AB, 6.50%, 6/15/32	7,049,887	7,818,691
Series T-41 2A, 6.314%, 7/25/32	250,231	276,016
Series 2587 ZU, 5.50%, 3/15/33	12,293,239	13,362,664
Series 2610 UA, 4.00%, 5/15/33	3,894,201	4,073,537
Series T-48 1A, 5.85%, 7/25/33	4,016,698	4,539,122
Series 2708 ZD, 5.50%, 11/15/33	46,993,125	51,262,544
Series 3330 GZ, 5.50%, 6/15/37	15,713,987	17,023,684
Series 4091 JF, 0.667%, 6/15/41	35,441,307	34,998,716
Series 4120 YF, 0.517%, 10/15/42	97,508,449	96,894,146
Series 4122 FP, 0.567%, 10/15/42	51,261,150	50,569,227
Series 309 F4, 0.697%, 8/15/43	98,628,381	98,490,836
Series 311 F1, 0.717%, 8/15/43	140,385,663	140,609,460
Series 4240 FA, 0.667%, 8/15/43	24,171,728	24,033,369
Series T-51 1A, 6.50%, 9/25/43	88,055	99,898
Series 4259 FA, 0.667%, 10/15/43	48,759,960	48,709,054
Series 4281 BC, 6.876%, 12/15/43	209,428,788	231,557,884
Series 4283 DW, 6.816%, 12/15/43	126,715,000	139,747,638
Series 4283 EW, 6.816%, 12/15/43	77,372,565	84,880,799

		2,024,173,898

FEDERAL AGENCY MORTGAGE PASS-THROUGH: 28.1%
Fannie Mae, 10 Year 6.00%, 11/1/16	1,805,485	1,894,176
Fannie Mae, 15 Year
4.00%, 9/1/25-2/1/27	133,107,996	141,071,823
5.00%, 9/1/25	141,964,677	153,196,028
5.50%, 1/1/18-7/1/25	390,231,893	427,076,604
6.00%, 7/1/16-3/1/23	169,348,842	182,632,158
6.50%, 12/1/14-12/1/19	23,027,007	24,337,772
7.00%, 9/1/14-11/1/17	73,025	76,299
7.50%, 11/1/14-8/1/17	1,385,509	1,442,726
Fannie Mae, 20 Year
4.00%, 10/1/30-10/1/31	210,262,923	219,665,030
4.50%, 3/1/29-1/1/34	741,469,091	793,210,331
6.00%, 6/1/27-2/1/28	10,668,735	11,879,955
6.50%, 4/1/19-10/1/24	12,724,350	14,143,887
Fannie Mae, 30 Year
4.50%, 12/1/41	3,427,680	3,642,398
5.50%, 2/1/33-11/1/39	470,065,476	518,013,454
6.00%, 11/1/28-6/1/40	543,166,897	600,816,929
6.50%, 12/1/32-8/1/39	232,700,983	256,944,538
7.00%, 4/1/32-2/1/39	209,726,325	233,839,385
Fannie Mae, Hybrid ARM
1.793%, 8/1/34	3,559,782	3,740,061
1.87%, 1/1/35	4,694,302	4,953,064
1.879%, 6/1/43	7,992,233	8,075,916
1.945%, 11/1/35	3,776,485	3,953,035
1.964%, 9/1/43	18,158,357	18,361,182
1.988%, 10/1/34	3,821,801	4,047,498
2.053%, 8/1/35	3,309,022	3,516,305
2.121%, 9/1/34	5,191,767	5,408,679

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
2.139%, 8/1/35	$11,825,598	$12,573,362
2.166%, 7/1/35	2,688,034	2,828,007
2.184%, 7/1/35	2,809,494	2,954,798
2.243%, 4/1/35	5,808,646	6,196,372
2.267%, 10/1/33-8/1/34	5,441,276	5,777,821
2.275%, 12/1/36	5,473,512	5,795,261
2.296%, 12/1/35	3,823,114	4,029,678
2.301%, 10/1/35	5,492,309	5,809,666
2.316%, 1/1/36	7,298,587	7,767,016
2.338%, 10/1/38	7,026,068	7,360,956
2.348%, 7/1/35	3,239,056	3,456,082
2.373%, 10/1/35	3,332,915	3,520,171
2.379%, 10/1/38	12,579,523	13,305,804
2.412%, 9/1/35	4,742,872	5,021,311
2.426%, 1/1/36	8,105,299	8,564,436
2.439%, 1/1/37	5,632,959	5,971,462
2.453%, 11/1/36	4,951,819	5,233,586
2.462%, 7/1/34	4,364,702	4,615,368
2.479%, 8/1/35	7,484,243	7,969,240
2.50%, 6/1/35-7/1/35	4,683,259	4,951,431
2.511%, 9/1/38	1,245,411	1,325,133
2.689%, 2/1/43	18,764,853	19,553,439
2.718%, 1/1/35	2,115,284	2,254,755
2.826%, 2/1/37	13,000,476	13,905,139
3.857%, 10/1/38	4,016,147	4,258,941
4.155%, 12/1/39	6,217,874	6,599,105
4.941%, 5/1/38	6,363,485	6,814,430
5.092%, 4/1/38	1,626,340	1,745,823
5.217%, 8/1/37	866,762	933,324
5.549%, 6/1/39	2,998,937	3,156,409
5.621%, 7/1/36	73,376	77,153
5.645%, 4/1/37	1,370,502	1,466,033
5.723%, 11/1/37	4,234,775	4,539,462
5.787%, 12/1/36	2,976,193	3,203,225
5.873%, 8/1/37	7,106,181	7,681,986
Fannie Mae, Multifamily DUS
Pool 735745, 4.99%, 1/1/17	153,545	158,159
Pool 745629, 5.195%, 1/1/18	323,885	349,180
Pool 462084, 5.275%, 11/1/15	126,406	131,722
Pool 888559, 5.452%, 6/1/17	21,425,352	23,582,387
Pool 888381, 5.508%, 4/1/17	631,931	689,053
Pool 888015, 5.538%, 11/1/16	39,074,753	42,888,169
Pool 745936, 6.084%, 8/1/16	794,793	883,923
Freddie Mac, Hybrid ARM
1.824%, 1/1/36	4,736,844	4,955,688
1.99%, 8/1/36	5,216,613	5,520,036
2.214%, 2/1/38	14,646,311	15,492,483
2.25%, 4/1/35	1,730,983	1,839,013
2.276%, 1/1/36	5,587,352	5,921,173
2.308%, 10/1/35	5,366,688	5,719,729
2.33%, 4/1/37	2,208,400	2,324,723
2.375%, 5/1/37-7/1/37	21,435,230	22,759,112
2.383%, 2/1/35	1,901,430	2,009,784

	PAR VALUE	VALUE
2.396%, 1/1/36	$13,961,362	$14,804,133
2.435%, 9/1/33	12,221,437	12,909,562
2.439%, 6/1/38	7,817,168	8,294,570
2.445%, 3/1/37	7,631,036	8,080,792
2.449%, 9/1/35	5,697,163	6,036,692
2.45%, 2/1/34	9,502,644	9,965,042
2.451%, 8/1/34	2,059,586	2,161,580
2.46%, 8/1/35	3,415,437	3,609,035
2.477%, 4/1/37	3,885,889	4,038,218
2.50%, 1/1/35	3,191,940	3,369,184
2.528%, 8/1/35	4,767,589	5,058,981
2.543%, 4/1/38	12,136,450	12,853,167
2.602%, 3/1/35	2,547,716	2,711,672
2.656%, 4/1/38	15,505,510	16,648,108
2.666%, 4/1/36	8,401,332	8,934,916
2.687%, 1/1/37	5,266,498	5,642,818
2.891%, 10/1/38	4,787,672	5,093,055
3.568%, 10/1/38	2,103,014	2,244,244
5.018%, 11/1/34	3,082,347	3,232,019
5.053%, 6/1/38	3,132,734	3,274,025
5.471%, 11/1/39	10,692,393	11,278,463
5.809%, 1/1/38	3,114,348	3,261,265
6.112%, 12/1/36	4,073,694	4,259,564
6.225%, 10/1/37	2,369,225	2,464,838
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	628,111,845	664,475,937
4.50%, 3/1/25-6/1/26	44,171,977	47,378,798
5.50%, 10/1/20-12/1/24	24,916,669	27,048,347
6.00%, 8/1/16-11/1/23	54,113,280	58,560,340
6.50%, 7/1/14-9/1/18	7,546,390	7,964,704
Freddie Mac Gold, 20 Year
4.00%, 9/1/31	99,312,823	103,904,821
4.50%, 5/1/30-7/1/31	234,029,787	251,902,771
5.50%, 11/1/23	11,900,868	12,992,632
6.00%, 7/1/25-12/1/27	57,766,930	63,940,760
6.50%, 7/1/21-10/1/26	6,989,804	7,769,615
Freddie Mac Gold, 30 Year
4.50%, 7/1/39-12/1/43	406,108,158	430,288,488
5.50%, 3/1/34-8/1/40	432,044,799	471,774,028
6.00%, 2/1/33-5/1/40	509,687,023	563,018,064
6.50%, 12/1/32-10/1/38	47,034,505	52,020,349
7.00%, 4/1/31-11/1/38	11,639,327	12,955,725
7.90%, 2/17/21	728,276	778,119
Ginnie Mae, 30 Year
7.00%, 5/15/28	635,202	730,560
7.50%, 9/15/17-5/15/25	2,370,423	2,677,323
7.80%, 6/15/20-1/15/21	569,989	624,385
7.85%, 1/15/21-10/15/21	10,166	10,297
8.00%, 9/15/20	11,865	13,592

		6,913,435,350

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34 30 Year(b)	$6,363,627	$6,733,831

		8,944,343,079
ASSET-BACKED: 1.8%
STUDENT LOAN: 0.7%
SLM Student Loan Trust Securities
Series 2007-3 A2, 0.248%, 10/25/17	3,024,303	3,014,879
SLM Student Loan Trust Securities (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	9,116,000	8,842,046
Series 2012-B A2, 3.48%, 10/15/30(b)	48,950,000	51,127,639
Series 2013-C A2A, 2.94%, 10/15/31(b)	22,000,000	22,231,858
Series 2012-E A2A, 2.09%, 6/15/45(b)	10,100,000	9,956,196
Series 2012-C A2, 3.31%, 10/15/46(b)	88,513,000	91,532,621

		186,705,239
CREDIT CARD: 1.1%
Chase Issuance Trust
Series 2012-A8, 0.54%, 10/16/17	262,360,000	262,002,666

		448,707,905
CORPORATE: 46.7%
FINANCIALS: 17.0%
Ally Financial, Inc.
4.50%, 2/11/14	311,103,000	312,269,636
American International Group, Inc.
4.25%, 9/15/14	43,270,000	44,351,534
Bank of America Corp.
7.625%, 6/1/19	219,362,000	272,080,611
6.625%, 5/23/36(a)	240,193,000	258,072,486
Boston Properties, Inc.
5.625%, 4/15/15	34,495,000	36,599,816
3.70%, 11/15/18	28,620,000	30,190,639
5.875%, 10/15/19	48,044,000	55,582,855
5.625%, 11/15/20	64,385,000	72,435,958
4.125%, 5/15/21	23,340,000	23,844,004
3.85%, 2/1/23	20,641,000	20,167,248
3.125%, 9/1/23	23,745,000	21,688,422
3.80%, 2/1/24	55,875,000	53,582,002
Capital One Financial Corp.
4.75%, 7/15/21	80,045,000	85,115,771
3.50%, 6/15/23	176,115,000	165,320,559
Cigna Corp.
8.50%, 5/1/19	74,756,000	95,508,789
4.00%, 2/15/22	39,595,000	40,252,521
7.65%, 3/1/23	6,317,000	7,635,257
7.875%, 5/15/27	29,345,000	36,446,234
8.30%, 1/15/33	8,120,000	9,745,421
6.15%, 11/15/36	101,954,000	114,889,210
Citigroup, Inc.
1.941%, 5/15/18	140,295,000	145,896,986
4.05%, 7/30/22	60,529,000	59,854,525
7.875%, 10/30/40(a)	220,242,575	239,174,627

	PAR VALUE	VALUE
Equity Residential
4.625%, 12/15/21	$78,832,000	$83,109,267
3.00%, 4/15/23	45,775,000	41,799,029
General Electric Co.
5.50%, 1/8/20	176,845,000	202,516,351
4.375%, 9/16/20	64,135,000	69,508,807
4.65%, 10/17/21	47,950,000	52,239,032
Health Net, Inc.
6.375%, 6/1/17	90,532,000	97,548,230
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	52,165,000	57,978,737
9.30%, 6/1/21	100,000	126,664
6.50%, 5/2/36	131,906,000	156,246,878
6.50%, 9/15/37	81,937,000	96,909,840
JPMorgan Chase & Co.
4.95%, 3/25/20	28,030,000	31,086,195
3.375%, 5/1/23	56,735,000	52,877,020
8.75%, 9/1/30(a)	48,403,000	62,026,024
Legg Mason, Inc.
5.50%, 5/21/19	136,605,000	149,765,560
Royal Bank of Scotland PLC(c) (United Kingdom)
4.375%, 3/16/16	23,180,000	24,737,464
6.125%, 1/11/21	60,735,000	68,743,578
6.125%, 12/15/22	194,969,000	199,258,513
6.00%, 12/19/23	52,185,000	52,556,557
SLM Corp.
3.875%, 9/10/15	56,685,000	58,598,119
6.00%, 1/25/17	141,845,000	153,547,212
4.625%, 9/25/17	41,602,000	43,183,791
Unum Group
6.85%, 11/15/15(b)	20,695,000	22,651,009
7.19%, 2/1/28	11,295,000	12,345,134
7.25%, 3/15/28	25,035,000	28,786,144
6.75%, 12/15/28	8,107,000	8,950,509
WellPoint, Inc.
5.25%, 1/15/16	50,068,000	54,134,723
5.875%, 6/15/17	16,016,000	18,064,783
7.00%, 2/15/19	83,470,000	99,036,905

		4,199,037,186
INDUSTRIALS: 29.7%
AT&T, Inc.
8.00%, 11/15/31	151,477,000	201,604,981
5.35%, 9/1/40	14,895,000	14,737,590
BHP Billiton, Ltd.(c) (Australia)
5.50%, 4/1/14	48,375,000	48,992,023
Boston Scientific Corp.
6.25%, 11/15/15	14,550,000	15,892,456
6.40%, 6/15/16	109,689,000	122,331,864
6.00%, 1/15/20	15,690,000	18,012,606

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Burlington Northern Santa Fe LLC(e)
4.70%, 10/1/19	$75,445,000	$82,763,919
7.57%, 1/2/21	15,011,736	17,543,879
8.251%, 1/15/21	5,494,439	6,521,125
4.10%, 6/1/21	5,820,000	5,978,752
3.05%, 9/1/22	14,755,000	13,834,199
5.943%, 1/15/23	93,145	99,957
3.85%, 9/1/23	70,425,000	69,272,847
5.72%, 1/15/24	18,812,381	20,980,914
5.342%, 4/1/24	6,364,236	6,935,553
5.629%, 4/1/24	26,361,429	29,151,172
5.996%, 4/1/24	49,906,259	54,991,882
Cemex SAB de CV(c) (Mexico)
6.50%, 12/10/19(b)	128,775,000	133,024,575
Comcast Corp.
5.85%, 11/15/15	24,745,000	27,072,985
5.90%, 3/15/16	40,840,000	45,103,247
6.50%, 1/15/17	40,975,000	46,940,878
6.30%, 11/15/17	16,175,000	18,837,987
5.875%, 2/15/18	68,310,000	78,351,160
5.70%, 5/15/18	2,645,000	3,037,132
6.45%, 3/15/37	3,250,000	3,771,765
6.95%, 8/15/37	37,804,000	46,472,457
Cox Communications, Inc.
5.45%, 12/15/14	14,915,000	15,586,936
5.50%, 10/1/15	150,000	161,007
5.875%, 12/1/16(b)	76,215,000	84,835,374
9.375%, 1/15/19(b)	145,119,000	182,574,939
3.25%, 12/15/22(b)	49,452,000	44,748,324
2.95%, 6/30/23(b)	90,030,000	78,671,905
CSX Corp.
8.375%, 10/15/14	39,857	42,068
9.75%, 6/15/20	10,067,000	13,488,008
6.251%, 1/15/23	17,337,488	19,904,970
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	26,687,362
7.875%, 1/1/23	275,000	303,875
7.75%, 7/15/26	21,016,000	22,276,960
7.75%, 5/15/27	12,748,000	13,512,880
7.00%, 12/1/28	28,225,000	28,789,500
Dow Chemical Co.
8.55%, 5/15/19	106,966,000	138,113,857
7.375%, 11/1/29	48,974,000	62,810,648
9.40%, 5/15/39	122,633,000	183,202,542
Eaton Corp. PLC(c) (Ireland)
1.50%, 11/2/17	22,620,000	22,175,110
2.75%, 11/2/22	61,810,000	57,659,953
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	82,615,000	85,632,100
6.00%, 10/7/39(b)	46,581,000	44,677,467
8.75%, 9/24/73(b)	33,050,000	35,937,479

	PAR VALUE	VALUE
FedEx Corp.
7.375%, 1/15/14	$22,060,000	$22,110,738
8.00%, 1/15/19	18,050,000	22,431,421
6.72%, 7/15/23	17,770,510	20,478,800
7.65%, 7/15/24	2,216,526	2,657,856
Ford Motor Credit Co. LLC(e)
5.625%, 9/15/15	49,025,000	52,764,137
8.125%, 1/15/20	6,425,000	8,034,141
5.75%, 2/1/21	237,506,000	266,070,134
5.875%, 8/2/21	80,875,000	91,688,715
4.25%, 9/20/22	44,075,000	44,277,569
4.375%, 8/6/23	41,425,000	41,646,997
HCA, Inc.
5.75%, 3/15/14	63,356,000	63,926,204
6.375%, 1/15/15	80,193,000	84,202,650
6.50%, 2/15/16	235,225,000	257,277,344
Hewlett-Packard Co.
6.125%, 3/1/14	113,340,000	114,299,876
3.30%, 12/9/16	90,705,000	94,934,211
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	153,560,000	161,551,976
6.50%, 7/15/16	126,396,000	139,667,580
Liberty Interactive Corp.
8.50%, 7/15/29	11,915,000	12,838,413
8.25%, 2/1/30	28,876,000	30,752,940
Macy’s, Inc.
7.875%, 7/15/15	17,055,000	18,805,347
5.90%, 12/1/16	16,796,000	18,839,704
6.65%, 7/15/24	39,631,000	45,526,938
7.00%, 2/15/28	25,985,000	29,429,831
6.70%, 9/15/28	26,965,000	29,747,545
6.90%, 4/1/29	50,907,000	57,768,195
6.90%, 1/15/32	52,640,000	59,543,439
6.70%, 7/15/34	84,217,000	95,827,492
6.375%, 3/15/37	37,091,000	41,391,145
Naspers, Ltd.(c) (South Africa)
6.00%, 7/18/20(b)	92,725,000	101,031,889
Nordstrom, Inc.
6.75%, 6/1/14	42,965,000	44,069,115
6.95%, 3/15/28	12,700,000	15,331,681
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	33,928,994
9.75%, 6/15/20	13,763,000	18,732,819
Reed Elsevier PLC(c) (United Kingdom)
8.625%, 1/15/19	27,733,000	34,769,389
3.125%, 10/15/22	125,126,000	115,710,769
Sprint Corp.
6.00%, 12/1/16	118,100,000	128,876,625
Telecom Italia SPA(c) (Italy)
6.175%, 6/18/14	37,712,000	38,560,520
6.999%, 6/4/18	115,022,000	127,386,865

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.175%, 6/18/19	$137,086,000	$153,879,035
7.20%, 7/18/36	8,740,000	8,412,250
7.721%, 6/4/38	29,575,000	29,575,000
Time Warner Cable, Inc.
8.75%, 2/14/19	81,779,000	97,549,426
8.25%, 4/1/19	221,533,000	259,527,017
5.00%, 2/1/20	8,200,000	8,325,944
4.00%, 9/1/21	4,085,000	3,793,956
6.55%, 5/1/37	21,396,000	19,798,853
7.30%, 7/1/38	56,835,000	56,674,668
6.75%, 6/15/39	22,060,000	20,773,946
5.875%, 11/15/40	12,650,000	10,942,832
5.50%, 9/1/41	13,655,000	11,314,724
Time Warner, Inc.
7.625%, 4/15/31	162,788,000	206,018,958
7.70%, 5/1/32	154,748,000	198,691,944
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	7,440,000	8,235,820
6.40%, 12/15/35	29,145,000	33,130,695
6.15%, 3/1/37	29,205,000	32,098,894
6.65%, 11/15/37	12,535,000	14,631,629
6.15%, 2/15/41	29,795,000	33,207,272
Union Pacific Corp.
5.375%, 5/1/14	6,926,000	7,030,957
4.875%, 1/15/15	10,449,000	10,914,691
6.85%, 1/2/19	3,925,793	4,314,595
6.70%, 2/23/19	4,586,102	5,112,548
7.60%, 1/2/20	1,555,089	1,815,190
4.163%, 7/15/22	29,962,000	30,824,426
6.061%, 1/17/23	9,541,077	10,642,188
4.698%, 1/2/24	4,542,774	4,926,774
3.646%, 2/15/24(b)	42,961,000	41,510,766
5.082%, 1/2/29	9,092,080	9,918,178
5.866%, 7/2/30	47,611,864	53,210,543
6.176%, 1/2/31	35,181,404	40,089,252
Verizon Communications, Inc.
5.15%, 9/15/23	57,075,000	61,280,971
6.55%, 9/15/43	314,280,000	367,694,715
Vulcan Materials Co.
6.50%, 12/1/16	33,830,000	37,889,600
7.50%, 6/15/21	94,710,000	107,969,400
Xerox Corp.
8.25%, 5/15/14	5,895,000	6,052,992
6.40%, 3/15/16	72,137,000	79,732,305
7.20%, 4/1/16	25,511,000	28,614,490
6.75%, 2/1/17	62,799,000	71,323,839
2.95%, 3/15/17	1,125,000	1,154,913
6.35%, 5/15/18	106,052,000	121,204,710
5.625%, 12/15/19	66,572,000	73,410,342
4.50%, 5/15/21	54,230,000	55,818,234

		7,319,980,655

		11,519,017,841

TOTAL FIXED INCOME SECURITIES (Cost $22,967,096,678)		$24,109,168,459

SHORT-TERM INVESTMENTS: 3.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$24,692,317	$24,692,317

REPURCHASE AGREEMENT: 3.4%
Fixed Income Clearing Corporation(d) 0.00%, dated 12/31/13, due 1/2/14, maturity value $832,595,000	832,595,000	832,595,000

TOTAL SHORT-TERM INVESTMENTS (Cost $857,287,317)		$857,287,317

TOTAL INVESTMENTS (Cost $23,824,383,995)	101.3%	$24,966,455,776
OTHER ASSETS LESS LIABILITIES	(1.3%)	(312,371,675)

NET ASSETS	100.0%	$24,654,084,101

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, all such securities in total represented $1,350,691,540 or 5.5% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-4.00%, 6/30/18-8/31/18. Total collateral value is $849,254,913.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note - Short Position	4,501	Mar 2014	$(553,833,984)	$10,605,673

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013
ASSETS:
Investments, at value (cost $23,824,383,995)	$24,966,455,776
Cash held at broker	7,053,246
Receivable for investments sold	4,201,160
Receivable for Fund shares sold	45,963,822
Receivable from broker for futures variation margin	773,587
Interest receivable	235,968,387
Prepaid expenses and other assets	155,892

25,260,571,870

LIABILITIES:
Payable for investments purchased	563,613,319
Payable for Fund shares redeemed	33,012,374
Management fees payable	8,354,579
Accrued expenses	1,507,497

606,487,769

NET ASSETS	$24,654,084,101

NET ASSETS CONSIST OF:
Paid in capital	$23,424,913,513
Undistributed net investment income	7,228,684
Undistributed net realized gain	69,256,484
Net unrealized appreciation	1,152,685,420

$24,654,084,101

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,822,367,493
Net asset value per share	$13.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2013
INVESTMENT INCOME:
Dividends	$14,874,369
Interest	876,076,916

890,951,285

EXPENSES:
Management fees	103,980,437
Custody and fund accounting fees	450,575
Transfer agent fees	5,420,559
Professional services	219,180
Shareholder reports	1,007,533
Registration fees	210,681
Trustees’ fees	215,000
Miscellaneous	303,097

111,807,062

NET INVESTMENT INCOME	779,144,223

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments	427,022,358
Treasury futures contracts	66,807,451
Net change in unrealized appreciation/depreciation Investments	(1,125,181,447)
Treasury futures contracts	3,693,878

Net realized and unrealized loss	(627,657,760)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$151,486,463

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$779,144,223	$894,952,448
Net realized gain	493,829,809	124,605,040
Net change in unrealized appreciation/depreciation	(1,121,487,569)	895,269,676

	151,486,463	1,914,827,164

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(778,582,064)	(896,923,748)
Net realized gain	—	—

Total distributions	(778,582,064)	(896,923,748)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,918,977,679	6,763,162,980
Reinvestment of distributions	617,308,718	733,665,789
Cost of shares redeemed	(8,793,657,789)	(6,027,397,028)

Net decrease from Fund share transactions	(1,257,371,392)	1,469,431,741

Total increase (decrease) in net assets	(1,884,466,993)	2,487,335,157

NET ASSETS:
Beginning of year	26,538,551,094	24,051,215,937

End of year (including undistributed net investment income of $7,228,684 and $6,666,525, respectively)	$24,654,084,101	$26,538,551,094

SHARE INFORMATION:
Shares sold	505,482,231	492,596,832
Distributions reinvested	45,502,994	53,579,893
Shares redeemed	(643,772,319)	(439,406,933)

Net increase (decrease) in shares outstanding	(92,787,094)	106,769,792

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2013, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 1% to 8% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2013:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$830,245,235		$—
Government Related	—		2,366,854,399
Mortgage-Related	—		8,944,343,079
Asset-Backed	—		448,707,905
Corporate	—		11,519,017,841
Short-term Investments
Money Market Fund	24,692,317		—
Repurchase Agreement	—		832,595,000

Total Securities	$854,937,552		$24,111,518,224

Other Financial Instruments
Treasury Futures Contracts	$10,605,673	(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013. There were no Level 3 securities at December 31, 2013 and 2012, and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation on Treasury futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain (loss), and Treasury futures contracts. During the year, the Fund recognized net realized gains of $21,632,525 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2013, the cost of investments for federal income tax purposes was $23,824,433,341.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$778,582,064	$896,923,748
	($0.415 per share)	($0.484 per share)
Long-term capital gain	—	—

At December 31, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,253,958,490
Unrealized depreciation	(111,936,055)

Net unrealized appreciation	1,142,022,435
Undistributed ordinary income	7,228,684
Undistributed long-term capital gain	79,919,469

During 2013, the Fund utilized all of its capital loss carryforward, which amounted to $396,020,432.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2013,

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

amounted to $85,152 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,218,001,001 and $3,174,547,705, respectively. For the year ended December 31, 2013, purchases and sales of U.S. government securities aggregated $6,831,652,326 and $7,792,860,529, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and

Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent December 31, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.86	$13.30	$13.23	$12.96	$11.79
Income from investment operations:
Net investment income	0.42	0.48	0.55	0.57	0.65
Net realized and unrealized gain (loss)	(0.33)	0.56	0.07	0.35	1.20

Total from investment operations	0.09	1.04	0.62	0.92	1.85

Distributions to shareholders from:
Net investment income	(0.42)	(0.48)	(0.55)	(0.65)	(0.68)
Net realized gain	—	—	—	—	—

Total distributions	(0.42)	(0.48)	(0.55)	(0.65)	(0.68)

Net asset value, end of year	$13.53	$13.86	$13.30	$13.23	$12.96

Total return	0.64%	7.94%	4.76%	7.17%	16.05%
Ratios/supplemental data:
Net assets, end of year (millions)	$24,654	$26,539	$24,051	$22,381	$19,254
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.00%	3.52%	4.12%	4.26%	5.29%
Portfolio turnover rate	38%	26%	27%	28%	20%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

DODGE & COX INCOME FUND ▪ PAGE 18

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 17, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2014. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on October 30, 2013, and again on December 17, 2013, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered

PAGE 19 ▪ DODGE & COX INCOME FUND

Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $140 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that each Fund demonstrated favorable short-term and longer-term performance relative to its benchmark and peer group. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover

DODGE & COX INCOME FUND ▪ PAGE 20

rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and sub-advised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality

PAGE 21 ▪ DODGE & COX INCOME FUND

investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information

regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days

DODGE & COX INCOME FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (61)	Chairman, President, and Trustee (Trustee since 2005)	Chairman Emeritus (since 2013), Chairman (since 2011), Chief Executive Officer (2010-2013), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC) (until 2013)	—
Dana M. Emery (52)	Senior Vice President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (70)	Trustee (Trustee since 1985)	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Stock Investment Policy Committee (GSIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Charles F. Pohl (55)	Senior Vice President (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	—
Diana S. Strandberg (54)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	—
David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
L. Dale Crandall (72)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (since 2002); Bridgepoint Education, Inc. (education services) (since 2008); and Endurance International Group, Inc. (internet services) (since 2013)
Thomas A. Larsen (64)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (53)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (video services) (since 2010); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013); Director, Solazyme Inc. (renewable oils)

(since 2011)

Robert B. Morris III (61)	Trustee (Since 2011)	Adviser to various financial services firms	—
Gary Roughead (62)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2011); Admiral United States Navy (Ret); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
John B. Taylor (67)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
800-621-3979.

PAGE 23 ▪ DODGE & COX INCOME FUND

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised December 15, 2008 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather and Robert B. Morris III, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
(a) Audit Fees	$264,000	$256,300
(b) Audit-Related Fees	—	—
(c) Tax Fees	165,000	176,900
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $549,000 and $636,200*, respectively.

*Amount is less than the amount disclosed in the filing of Form N-CSR as of December 31, 2012.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

Date  February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date  February 27, 2014